SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

SCHEDULE 14A
(Rule 14a-101)
INFORMATION REQUIRED IN PROXY STATEMENT
SCHEDULE 14A INFORMATION
PROXY STATEMENT PURSUANT TO SECTION 14(a) OF THE
SECURITIES EXCHANGE ACT OF 1934
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☑	Definitive Proxy Statement

☐	Definitive Additional Materials

☐	Soliciting Material Pursuant to §240.14a-12
RED LION HOTELS CORPORATION

(Name of Registrant as Specified in Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)
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Dear Shareholder:	April 20, 2006
      You are cordially invited to attend the 2006 Annual Meeting of Shareholders of Red Lion Hotels Corporation at 9:00 a.m. on Thursday, May 18, 2006, at the Red Lion River Inn, 700 N. Division, Spokane, Washington.
      The accompanying Notice of 2006 Annual Meeting of Shareholders and Proxy Statement describe the matters to be presented at the meeting.
      Whether or not you plan to attend the meeting, we hope you will have your stock represented by completing, signing, dating and returning your proxy card in the enclosed postage-paid envelope as soon as possible.

Sincerely,

Donald K. Barbieri
Chairman of the Board

IMPORTANT
A Proxy Statement and proxy card are enclosed. All shareholders are urged to complete and mail the proxy card promptly. The enclosed envelope for return of the proxy card requires no postage. Any shareholder of record attending the meeting may personally vote on all matters that are considered, in which event the signed proxy will be revoked.
IT IS IMPORTANT THAT YOUR STOCK BE VOTED.

NOTICE OF 2006 ANNUAL MEETING OF SHAREHOLDERS
2006 PROXY STATEMENT
PROPOSAL 1: ELECTION OF DIRECTORS
NOMINEES
NOMINEES FOR ELECTION TO THE BOARD OF DIRECTORS CLASS A (TERMS TO EXPIRE IN 2009)
CONTINUING DIRECTORS -- NOT STANDING FOR ELECTION THIS YEAR CLASS B (TERM TO EXPIRE IN 2007)
CLASS C (TERMS TO EXPIRE IN 2008)
REPORT OF THE AUDIT COMMITTEE
CODE OF ETHICS
COMPENSATION OF DIRECTORS
SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT
SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE
CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS
EXECUTIVE COMPENSATION
REPORT OF COMPENSATION COMMITTEE ON EXECUTIVE COMPENSATION
EMPLOYMENT CONTRACTS, TERM OF EMPLOYMENT AND CHANGE-IN-CONTROL ARRANGEMENTS
STOCK PRICE PERFORMANCE
PROPOSAL 2: RATIFICATION OF APPOINTMENT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
PRINCIPAL ACCOUNTANT FEES AND SERVICES
PROPOSAL 3: APPROVAL OF 2006 STOCK INCENTIVE PLAN
OTHER MATTERS
PROPOSALS OF SHAREHOLDERS
ANNUAL REPORT ON FORM 10-K

RED LION HOTELS CORPORATION
NOTICE OF 2006 ANNUAL MEETING OF SHAREHOLDERS
MAY 18, 2006
To the Shareholders:
      The 2006 Annual Meeting of Shareholders of Red Lion Hotels Corporation (the “Company”) will be held at 9:00 a.m. on Thursday, May 18, 2006, at the Red Lion River Inn, Spokane, Washington, for the following purposes:

(1) To elect two directors to hold office until the expiration of their respective three-year terms and until their respective successors are elected and qualified;

(2) To ratify the appointment of BDO Seidman, LLP as the Company’s independent registered public accounting firm for 2006;

(3) To approve the 2006 Stock Incentive Plan; and

(4) To transact such other business as may properly come before the meeting and any adjournments thereof.
      Nominees for directors are named in the enclosed Proxy Statement.
      March 31, 2006 has been set as the record date for the meeting. Only shareholders of record at the close of business on that date will be entitled to notice of and to vote at the meeting.
      ALL SHAREHOLDERS ARE INVITED TO ATTEND THE MEETING IN PERSON, BUT EVEN IF YOU EXPECT TO BE PRESENT AT THE MEETING, YOU ARE REQUESTED TO COMPLETE, SIGN, DATE AND RETURN THE ENCLOSED PROXY CARD AS PROMPTLY AS POSSIBLE IN THE POSTAGE-PAID ENVELOPE PROVIDED TO ENSURE YOUR REPRESENTATION. SHAREHOLDERS OF RECORD ATTENDING THE MEETING MAY VOTE IN PERSON EVEN IF THEY HAVE PREVIOUSLY SENT IN A PROXY.

By Order of the Board of Directors

Thomas L. McKeirnan
Senior Vice President, General Counsel and
Corporate Secretary
Spokane, Washington

April 20, 2006
The 2005 Annual Report of Red Lion Hotels Corporation accompanies this
Proxy Statement.

RED LION HOTELS CORPORATION
2006 PROXY STATEMENT
General
      The enclosed proxy is solicited by Red Lion Hotels Corporation, a Washington corporation (the “Company”), for use at the 2006 Annual Meeting of Shareholders to be held at 9:00 a.m. on Thursday, May 18, 2006, at the Red Lion River Inn, Spokane, Washington, and at any adjournments thereof. Only holders of record of the Company’s common stock, par value $0.01 per share (the “Common Stock”), at the close of business on March 31, 2006 will be entitled to notice of and to vote at the meeting. On that date, the Company had 13,299,022 shares of Common Stock outstanding. Each share of Common Stock outstanding on the record date is entitled to one vote on each matter that comes before the meeting.
      The address of the Company’s principal executive offices is 201 West North River Drive, Suite 100, Spokane, Washington 99201 and its website is www.redlion.com.
      This Proxy Statement and the accompanying proxy are first being mailed to the Company’s shareholders on or about April 20, 2006.
Voting
      Under Washington law and the Company’s Articles of Incorporation and By-Laws, the presence at the meeting, in person or by duly authorized proxy, of holders of a majority of the outstanding shares of Common Stock constitutes a quorum for the transaction of business.
      Shares of Common Stock for which proxies are properly executed and returned will be voted at the meeting in accordance with the directions noted thereon or, in the absence of directions to the contrary, will be voted (i) “FOR” the election of the two nominees for the Board of Directors named on the following pages (provided that, if any one or more of such nominees should become unavailable for election for any reason, such shares will be voted for the election of such substitute nominee or nominees as the Board of Directors may propose); (ii) “FOR” the ratification of the appointment of BDO Seidman, LLP as the Company’s independent registered public accounting firm for 2006; and (iii) “FOR” the approval of the 2006 Stock Incentive Plan.
      The two nominees for the Board of Directors who receive the greatest number of votes cast in the election of directors by the shares entitled to vote and present in person or by proxy at the meeting shall be elected directors. In order to approve the proposal to ratify the appointment of BDO Seidman, LLP, the affirmative vote of a majority of the votes cast by the holders of shares entitled to vote and present in person or by proxy at the meeting is required. In order to approve the 2006 Stock Incentive Plan, the same majority affirmative vote of shareholders is required and in addition, under New York Stock Exchange rules, the votes cast must represent at least a majority of all of the outstanding shares of Common Stock entitled to be voted on the proposal. Abstention from voting for a nominee for director may make it less likely that the nominee will be one of the two nominees for director who receive the greatest number of votes cast. Abstention from voting on the proposal to ratify the appointment of BDO Seidman, LLP will have no effect, since approval of that proposal is based solely on the number of votes actually cast. Abstentions from voting on the proposal to approve the 2006 Stock Incentive Plan could prevent that proposal from passing if, as a result of the abstentions, the number of votes cast does not represent at least a majority of all of the outstanding shares of Common Stock entitled to be voted on the proposal.
      Brokerage firms and other intermediaries holding shares of Common Stock in street name for customers are generally required to vote such shares in the manner directed by their customers. In the absence of timely directions, brokerage firms and other intermediaries generally will have discretion to vote their customers’ shares in the election of directors and on the proposal to ratify the appointment of BDO Seidman, LLP, but they will not have discretion to their shares on the proposal to approve the 2006 Stock Incentive Plan. If a brokerage firm or other intermediary votes its customers’ shares on some but not all proposals, the effect of the non-vote will vary depending on the proposal. A non-vote for a nominee for director will make it less likely that the nominee will be one of the two nominees for director who receive the greatest number of votes cast. A non-vote on the proposal to ratify the appointment of BDO Seidman, LLP will have no effect, since approval of that proposal is based solely on the number of votes actually cast. Non-votes on the proposal to approve the 2006 Stock Incentive Plan could prevent that proposal from passing if, as a result of the non-votes, the number of votes cast does not represent at least a majority of all of the outstanding shares of Common Stock entitled to be voted on the proposal.
      The Company will bear the expense of preparing, printing and distributing proxy materials to its shareholders. In addition to solicitations by mail, a number of regular employees of the Company may solicit proxies on behalf of the Board of Directors in person or by telephone and may also retain others on behalf of the Board of Directors to assist in the solicitation of proxies by mail, telephone, e-mail and personal interview. The Company will also reimburse brokerage firms and other intermediaries for their expenses in forwarding proxy materials to beneficial owners of the Company’s Common Stock.
Revocation
      Any shareholder giving a proxy may revoke it at any time before it is voted by delivering to the Company’s Corporate Secretary a written notice of revocation or a duly executed proxy bearing a later date, or by attending the meeting and electing to vote in person.
PROPOSAL 1:
ELECTION OF DIRECTORS
      The By-Laws of the Company provide that there shall be no fewer than three and no more than thirteen members of the Board of Directors, as determined from time to time by the Board of Directors. The Board of Directors currently consists of seven members, divided into three classes with terms expiring as follows:
Class A (two positions with terms expiring in 2006):

Peter F. Stanton
Ryland P. “Skip” Davis
Class B (three positions with terms expiring in 2007):

Donald K. Barbieri
Ronald R. Taylor
Arthur M. Coffey
Class C (two positions with terms expiring in 2008):

Richard L. Barbieri
Jon E. Eliassen
NOMINEES
      At the meeting, two persons will be elected to fill the Class A positions for terms of three years, to hold office until the annual meeting of shareholders in the year their terms expire (2009) and until their respective successors have been elected and shall have qualified as provided by the By-laws. Peter F. Stanton and Ryland P. “Skip” Davis are present directors of the Company and have been nominated to continue as directors to fill the two Class A positions.

NOMINEES FOR ELECTION TO THE BOARD OF DIRECTORS
CLASS A (TERMS TO EXPIRE IN 2009)
      Peter F. Stanton, age 49, has been a director since April 1998. Mr. Stanton has served as the Chief Executive Officer of Washington Trust Bank (W.T.B.) since 1993 and its Chairman since 1997. Mr. Stanton previously served as President of Washington Trust Bank from 1990 to 2000. Mr. Stanton is also Chief Executive Officer, President and a director of W.T.B. Financial Corporation (a bank holding company). In addition to serving on numerous state and local civic boards, Mr. Stanton was President of the Washington Bankers Association from 1995 to 1996 and served as Washington state chairman of the American Bankers Association in 1997 and 1998. He currently serves as a National Trustee for the Boy’s and Girl’s Club of America.
      Ryland P. “Skip” Davis, age 65, has been a director since May 2005. He has served as Chief Executive Officer of Providence Health Care since 1998 and Chief Executive Officer of Sacred Heart Medical Center in Spokane since 1996. From 1993 to 1996, Mr. Davis was Senior Vice President for the Hunter Group, a hospital management firm specializing in healthcare consulting and management nationally. From 1988 to 1993, he was Chairman and CEO of Synergos Neurological Centers, Inc., in Santa Ana and Sacramento, California. From 1987 to 1988, he was President of Diversified Health Group, Inc., of Sacramento. From 1982 to 1987, he worked for American Health Group International as President and CEO of Amerimed in Burbank, California, and as Executive Vice President of Operations. From 1981 to 1982, he worked for Hospital Affiliates International, as Group Vice President in Sacramento, and as CEO of Winona Memorial Hospital in Indianapolis, Indiana. From 1972 to 1975, he was Associate Administrator of San Jose Hospital and Health Care Center in San Jose, California and from 1968 to 1971, Assistant Administrator of Alta Bates Hospital in Berkeley, California. He has done numerous private business ventures related to healthcare. Mr. Davis is a Fellow of the American College of Health Care Executives and has published articles in “Modern Healthcare,” “Health Week,” and other business publications regarding healthcare issues and perspectives. Mr. Davis is currently on the Board and is Chair of the Spokane Area Chamber of Commerce, on the Boy Scouts of America Inland Northwest Council Board, and a member of the Washington State University Advisory Council.
      The Board of Directors recommends a vote “FOR” the election of Peter F. Stanton and Ryland P. “Skip” Davis to the Company’s Board of Directors.
CONTINUING DIRECTORS — NOT STANDING FOR ELECTION THIS YEAR
CLASS B (TERM TO EXPIRE IN 2007)
      Donald K. Barbieri, age 60, has been a director since 1978 and Chairman of the Board since 1996. He served as President and Chief Executive Officer from 1978 until April 2003. Mr. Barbieri joined the Company in 1969 and was responsible for its development activities in hotel, entertainment and real estate areas. Mr. Barbieri is a past Trustee of Gonzaga University; Chairman of the Board for the Spokane Regional Chamber of Commerce; served as President of the Spokane Chapter of the Building Owners and Managers Association; as President of the Spokane Regional Convention and Visitors Bureau and as Chairman of the Spokane United Way Campaign. Barbieri chaired the State of Washington’s Quality of Life Task Force. He has served as board Chairman for the Inland Northwest’s largest hospital system, Sacred Heart Medical Center and was founding president of the Physician Hospital Community Organization. He has served three governors on the Washington Economic Development Board and currently chairs the Spokane County Democratic Election Committee after being a candidate for the Fifth District US Congressional Seat from the State of Washington. Mr. Barbieri is the brother of Richard L. Barbieri.
      Ronald R. Taylor, age 58, has been a director since April 1998. Mr. Taylor is President of Tamarack Bay, LLC, a private consulting firm and is currently a director of two other public companies, Watson Pharmaceuticals, Inc. (a pharmaceutical manufacturer) and ResMed, Inc. (a manufacturer of equipment relating to the management of sleep-disordered breathing). Mr. Taylor is also Chairman of the Board of three privately held companies. From 1998 to 2001, Mr. Taylor was a general partner of Enterprise Partners, a venture capital firm. From 1996 to 1998, Mr. Taylor worked as an independent business consultant. From

1987 to 1996, Mr. Taylor was Chairman, President and Chief Executive Officer of Pyxis Corporation (a health care service provider), which he founded in 1987. Prior to founding Pyxis, he was an executive with both Allergan Pharmaceuticals and Hybritech, Inc.
      Arthur M. Coffey, age 50, has been a director of Red Lion Hotels Corporation since 1990 and has served as its President and Chief Executive Officer since April 2003. Mr. Coffey has over 30 years of experience in the hospitality industry and has been with Red Lion Hotels Corporation since 1981. He has held a variety of management positions including Executive Vice President, Chief Financial Officer, and Chief Operating Officer. Mr. Coffey played a key role in taking the company public and listing on the NYSE in 1998. He possesses a unique combination of expertise in development, operations and financial disciplines and during his tenure the company has grown from ownership of three hotels into a multi-division hospitality company that owns, manages and franchises more than 60 hotels. He previously served as trustee of the Spokane Area Chamber of Commerce, director of the Washington State Hotel Association, and President of the Spokane Hotel Association. Mr. Coffey is currently a director of the Association of Washington Business. He also serves on the board for the Inland Northwest Council, Boy Scouts of America.
CLASS C (TERMS TO EXPIRE IN 2008)
      Richard L. Barbieri, age 64, has been a director since 1978. From 1994 until he retired in December 2003, he served as the Company’s full-time General Counsel, first as Vice President, then Senior Vice President and Executive Vice President. He currently serves as Chairman of the Board of Puget Sound Neighborhood Health Centers and as a member of the Board of the Pike Market Foundation, both non-profit organizations. From 1978 to 1995, Mr. Barbieri served as legal counsel and Secretary, during which time he was first engaged in the private practice of law at Edwards and Barbieri, a Seattle law firm, and then at Riddell Williams P.S., a Seattle law firm. Mr. Barbieri has also served as chairman of various committees of the Washington State Bar Association and the King County (Washington) Bar Association, and as a member of the governing board of the King County bar association. He also served as Vice Chairman of the Citizens’ Advisory Committee to the Major League Baseball Stadium Public Facilities District in Seattle in 1996 and 1997. Mr. Barbieri is the brother of Donald K. Barbieri.
      Jon E. Eliassen, age 59, has been a director since September 2003. Mr. Eliassen is currently President and CEO of the Spokane Area Economic Development Council. Mr. Eliassen retired in 2003 from his position as Senior Vice President and Chief Financial Officer of Avista Corp., a publicly-traded diversified utility. Mr. Eliassen spent 33 years at Avista, including the last 16 years as its Chief Financial Officer. While at Avista, Mr. Eliassen was an active participant in development of a number of successful subsidiary company operations including technology related startups Itron, Avista Labs and Avista Advantage. Mr. Eliassen serves on the Board of Directors of Itron Corporation, IT Lifeline, Inc, and is the principal of Terrapin Capital Group, LLC. Mr. Eliassen’s corporate accomplishments are complemented by his extensive service to the community in roles which have included director and President of the Spokane Symphony Endowment Fund, director of The Heart Institute of Spokane, Washington State University Research Foundation, Washington Technology Center, Spokane Intercollegiate Research and Technology Institute and past director of numerous other organizations and energy industry associations.
Director Independence
      The Board has determined that each of the following four members of the Board is “independent” within the meaning of applicable listing standards of the New York Stock Exchange (the “NYSE”): Ryland P. “Skip” Davis, Jon E. Eliassen, Peter F. Stanton and Ronald R. Taylor. Under the NYSE listing standards, a director is considered “independent” if the Board affirmatively determines that he or she has no material relationship with the Company, either directly or as a partner, shareholder or officer of an organization that has a relationship with the Company. The NYSE listing standards permit the Board to adopt categorical standards to assist it in making determinations of independence. The Board has adopted such standards, which are set forth in the Company’s Corporate Governance Guidelines, a copy of which is attached to this Proxy

Statement as Appendix A. The Board has made an affirmative determination that each of the four directors named above satisfies these categorical standards.
Executive Sessions of the Board
      Following regularly scheduled meetings of the Board, the non-management directors, which consist of the independent directors identified above and Messrs. Donald K. Barbieri and Richard L. Barbieri, generally meet in executive session without Mr. Coffey or other members of management. Donald K. Barbieri, as Chairman of the Board, serves as the presiding director for these executive sessions. Interested parties may contact the Chairman of the Board at chairman@redlion.com.
      At least once each year, and generally at each quarterly meeting of the Board, the independent directors meet in executive session without any of the non-independent directors or members of management present. Communications to the independent directors may be addressed to Red Lion Hotels Corporation Independent Directors, c/o Corporate Secretary, Red Lion Hotels Corporation, 201 W. North River Drive, Suite 100, Spokane, WA 99201. The Corporate Secretary will forward all such comments to each of the independent directors.
Meetings of the Board of Directors
      The Board of Directors met seven times in 2005. All directors attended at least 75% of the meetings of the Board of Directors and its committees on which they serve.
      The Company encourages all of its directors to attend each annual meeting of shareholders. All of the Company’s directors attended the Company’s 2005 annual meeting of shareholders.
Committees of the Board of Directors
      The Company has established standing audit, compensation and nominating and corporate governance committees, each of which is composed solely of independent directors. The functions performed by these committees are summarized below:
      Audit Committee. The Audit Committee engages the Company’s independent registered public accounting firm, reviews with the firm the plans and results of the audit engagement, approves the audit and non-audit services provided by the firm, reviews the Company’s financial statements, reviews the Company’s compliance with laws and regulations, receives and reviews complaints relating to accounting or auditing matters, considers the adequacy of the Company’s internal accounting controls, and produces a report for inclusion in the Company’s annual proxy statement. The members of the Audit Committee are Peter F. Stanton, Chairman, Ryland P. “Skip” Davis, Jon E. Eliassen and Ronald R. Taylor. The Audit Committee met six times during 2005. The written charter for the Audit Committee can be found in the Investor Relations section of the Company’s website at www.redlion.com.
      Compensation Committee. The Compensation Committee discharges the responsibilities of the Board relating to compensation and evaluation of the Company’s Chief Executive Officer and other executive officers, recommends to the Board the compensation of Board members, oversees the administration of the Company’s equity incentive plan and produces an annual report on executive compensation for inclusion in the Company’s annual proxy statement. The members of the Compensation Committee are Ronald R. Taylor, Chairman, Ryland P. “Skip” Davis and Peter F. Stanton. The Compensation Committee met four times in 2005. The Board of Directors has adopted a written charter for the Compensation Committee. It can be found in the Investor Relations section of the Company’s website at www.redlion.com.
      Nominating and Corporate Governance Committee. The Nominating and Corporate Governance Committee is responsible for identifying and recommending to the Board for selection or nomination those individuals qualified to become members of the Board under the criteria established by the Corporate Governance Guidelines of the Company, periodically reviewing and making recommendations to the Board with regard to size and composition of the Board and its committees, recommending and periodically reviewing for adoption and modification by the Board the Corporate Governance Guidelines of the Company

and overseeing the evaluation of the Board and management. The members of the Nominating and Corporate Governance Committee are Jon E. Eliassen, Chairman, Peter F. Stanton and Ronald R. Taylor. The Nominating and Corporate Governance Committee met five times in 2005. The Board of Directors has adopted a written charter for the Nominating and Corporate Governance Committee. It can be found in the Investor Relations section of the Company’s website at www.redlion.com.
      Directors may be nominated by the Board of Directors or by shareholders in accordance with the By-Laws of the Company. The Nominating and Corporate Governance Committee will review all proposed nominees for the Board of Directors, including those recommended by shareholders, in accordance with its charter, the By-Laws of the Company and the guidelines set forth in the Company’s Corporate Governance Guidelines. The committee will review age (a minimum age of 21 is prescribed for directors under the By-Laws), desired experience, mix of skills and other qualities to assure appropriate Board composition, taking into account the current Board members and the specific needs of the Company and the Board. The committee will generally look for individuals who have displayed high ethical standards, integrity and sound business judgment. This process is designed to ensure that the Board includes members with diverse backgrounds, skills and experience, including appropriate financial and other expertise relevant to the business of the Company.
      While the committee is authorized to retain a third party to assist in the nomination process, the Company has not paid a fee to any third party to identify or assist in identifying or evaluating potential nominees.
      A shareholder of record can nominate a candidate for election to the Board by complying with the procedures in Section 3.3 of the Company’s By-Laws. Any shareholder of record who wishes to submit a nomination should review the By-Law requirements on nominations by shareholders, which are included in the excerpt from the By-Laws attached as Appendix B to this Proxy Statement. Any nomination should be sent to the Red Lion Hotels Corporation Board of Directors — Nominating and Corporate Governance Committee, c/o Corporate Secretary, Red Lion Hotels Corporation, 201 W. North River Drive, Suite 100, Spokane, WA 99201. Any recommendations from shareholders regarding director nominees should be sent to the Nominating and Corporate Governance Committee in care of the Corporate Secretary of the Company at the same address.
Communications with the Company’s Board of Directors
      The Company takes actions to ensure that the views of shareholders are heard by the Board or individual directors, as applicable, and that appropriate responses are provided to shareholders in a timely manner. The Company believes shareholder communications have been excellent. The e-mail address for contacting the Chairman of the Board of Directors is chairman@redlion.com. Shareholders may also communicate with directors by directing written communications to Red Lion Hotels Corporation Board of Directors or individual directors, as applicable, c/o Corporate Secretary, Red Lion Hotels Corporation, 201 W. North River Drive, Suite 100, Spokane, WA 99201.
Audit Committee Financial Experts
      The Board of Directors has determined that each member of the Audit Committee is financially literate under the current listing standards of the NYSE. The Board also has determined that each member of the Audit Committee qualifies as an “audit committee financial expert” as defined by applicable rules of the Securities and Exchange Commission. The audit committee financial experts are Ryland P. “Skip” Davis, Jon E. Eliassen, Peter F. Stanton and Ronald R. Taylor. All members of the Audit Committee are considered independent because they satisfy the independence requirements for Board members prescribed by the NYSE listing standards, including those set forth in Rule 10A-3 under the Securities Exchange Act of 1934, as amended.

REPORT OF THE AUDIT COMMITTEE
      The Audit Committee oversees the Company’s financial reporting process on behalf of the Board. Management has the primary responsibility for the financial statements and the reporting process including the systems of internal controls. In fulfilling its oversight responsibilities, the committee reviewed and discussed the audited financial statements with management.
      The committee reviewed with the Company’s independent registered public accounting firm the matters required to be discussed by Statement on Auditing Standards No. 61, as amended by Statement on Auditing Standards No. 90 (Communication with Audit Committees). In addition, the committee has received written disclosures and the letter from the firm required by Independence Standards Board Standard No. 1, and has discussed with the firm the firm’s independence.
      In reliance on the reviews and discussions referred to above, the committee recommended to the Board that the audited financial statements be included in the Annual Report on Form 10-K for the year ended December 31, 2005 for filing with the Securities and Exchange Commission. The committee and the Board have also recommended, subject to shareholder ratification, the selection of BDO Seidman, LLP as the Company’s independent registered public accounting firm for 2006.

Respectfully submitted,

Peter F. Stanton, Chairman
Ryland P. “Skip” Davis
Jon E. Eliassen
Ronald R. Taylor

April 20, 2006
CODE OF ETHICS
      The Company has adopted a Code of Business Conduct and Ethics that applies to all of its directors, officers and employees. The Company has made the code available in the Investor Relations section of its website at www.redlion.com.
COMPENSATION OF DIRECTORS
      Directors who are employees of the Company do not receive any fees for their service on the Board of Directors or any committee thereof. The Company currently pays each of its non-employee directors, with the exception of the Chairman of the Board, an annual fee of $30,000. The annual fee for the Chairman of the Board is $60,000. In addition to the annual fee, the Company provides office space to the Chairman as part of his compensation. During 2005 the cost of that office space to the Company was $6,123. In addition, directors receive the following supplemental annual fees for certain committee memberships: chair of the Audit Committee, $15,000; chairs of each of the Compensation Committee and the Nominating and Corporate Governance Committee, $5,000; and non-chair members of the Audit Committee, $5,000. All annual fees described above are payable to directors in quarterly installments. In addition to annual fees, each new non-employee director is entitled to a one-time grant, at or following the Company’s annual meeting of shareholders at which he or she is first elected, of shares of Common Stock valued at $20,000. Thereafter, at or following each subsequent annual meeting of shareholders, each non-employee director is entitled to receive a grant of Common Stock valued at $12,000. In addition to the annual fees and stock grants, it is the Company’s policy to reimburse directors for their out-of-pocket expenses incurred in connection with their service on the Board and its committees.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT
      The following table sets forth the beneficial ownership of the Common Stock as of March 31, 2006, by (i) each shareholder known by the Company to be the beneficial owner of more than 5% of the outstanding Common Stock, (ii) each director, (iii) each named executive officer and (iv) all directors and executive officers as a group.

	Number of
	Shares	Percentage of
Beneficial Owner	Owned(1)	Common Stock(1)

Donald K. Barbieri(2)(3)	1,856,516	13.9%
201 W. North River Dr., Ste. 360
Spokane, Washington 99201
Heather H. Barbieri(2)(4)	1,794,813	13.5%
201 W. North River Dr., Ste. 100
Spokane, Washington 99201
WM Advisors, Inc.(5)	1,392,945	10.4%
1201 Third Avenue, 22nd Floor
Seattle, Washington 98101
Wellington Management Company, LLP(6)	1,223,300	9.2%
75 State Street
Boston, Massachusetts 02109
Wells Fargo & Company(7)	1,135,800	8.5%
420 Montgomery Street
San Francisco, California 94104
Dimensional Fund Advisors Inc.(8)	946,800	7.1%
1299 Ocean Ave., 11th Floor
Santa Monica, California 90401
Barington Companies Equity Partners, L.P.(9)	865,700	6.5%
888 Seventh Avenue, 17th Floor
New York, NY 10019
DKB and HHB Unity Trust(10)	759,366	5.7%
201 W. North River Dr., Ste. 360
Spokane, Washington 99201
David M. Bell(11)	566,816	4.2%
Richard L. Barbieri	414,730	3.1%
Arthur M. Coffey(12)	85,162	*
Ronald R. Taylor(13)	34,126	*
Peter F. Stanton(14)	19,126	*
John M. Taffin(15)	13,726	*
Jon E. Eliassen	11,000	*
Thomas L. McKeirnan(16)	8,870	*
Anupam Narayan	7,414	*
Ryland P. “Skip” Davis	2,999	*
All directors and executive officers as a group (10 persons) (17)	2,453,669	18.4%

*	Represents less than 1% of the outstanding Common Stock.

(1)	For purposes of this table, a person is deemed to have “beneficial ownership” of shares of Common Stock if such person has the right to acquire beneficial ownership of such shares within 60 days. For purposes of computing the percentage of outstanding shares held by each person named above, any security that such person has the right to acquire within 60 days after March 31, 2006 is deemed to be outstanding, but is not deemed to be outstanding for the purpose of computing the percentage ownership of any other person.

(2)	The shares shown for this beneficial owner include 759,366 shares held by the DKB & HHB Unity Trust (see footnote 10), as required by the rules of the Securities and Exchange Commission.

(3)	Includes 22,418.50 shares that may be issued to Donald K. Barbieri if he elects to have a like number of limited partnership units (“OP Units”) that he holds in Red Lion Hotels Limited Partnership redeemed by that partnership.

(4)	Includes 1,875 shares subject to options exercisable within 60 days of March 31, 2006. Also includes 558,700 shares held by the Heather M. Barbieri Family LLC of which Heather H. Barbieri is a beneficiary but disclaims beneficial ownership except to the extent of her beneficial interest therein. Also includes 22,418.50 shares that may be issued to Ms. Barbieri if she elects to have a like number of OP Units that she holds in Red Lion Hotels Limited Partnership redeemed by that partnership.

(5)	The shares shown for this beneficial owner are based solely on the Schedule 13G filed by this beneficial owner on February 28, 2006.

(6)	The shares shown for this beneficial owner are based solely on the Schedule 13G filed by this beneficial owner on February 16, 2006.

(7)	The shares shown for this beneficial owner are based solely on the Schedule 13G filed by this beneficial owner on February 17, 2006.

(8)	The shares shown for this beneficial owner are based solely on the Schedule 13G filed by this beneficial owner on February 6, 2006.

(9)	The shares shown for this beneficial owner are based solely on the Schedule 13D filed by this beneficial owner on July 18, 2005.

(10)	This beneficial owner is an irrevocable trust of which Donald K. Barbieri and Heather H. Barbieri are co-trustees. The shares held by this trust are also included in the number of shares shown for Mr. Barbieri and Ms. Barbieri. Mr. Barbieri and Ms. Barbieri disclaim beneficial ownership of the trust’s shares. Beneficial ownership of these shares is required to be duplicated in each of Donald Barbieri’s and Heather Barbieri’s respective share counts.

(11)	On March 29, 2006, David M. Bell, Executive Vice President, Development, announced his intention to retire from the Company on or before February 28, 2007. Since that announcement, Mr. Bell has not served as an executive officer of the Company. The shares shown for Mr. Bell include 40,706 shares subject to options exercisable within 60 days of March 31, 2006.

(12)	Includes 53,812 shares subject to options exercisable within 60 days of March 31, 2006.

(13)	Includes 10,600 shares subject to options exercisable within 60 days of March 31, 2006.

(14)	Includes 10,600 shares subject to options exercisable within 60 days of March 31, 2006.

(15)	Includes 7,030 shares subject to options exercisable within 60 days of March 31, 2006.

(16)	Includes 2,612 shares subject to options exercisable within 60 days of March 31, 2006.

(17)	Includes 84,654 shares subject to options exercisable within 60 days of March 31, 2006. Also includes 22,418.50 shares that may be issued to a member of this group if he elects to have a like number of OP Units that he holds in Red Lion Hotels Limited Partnership redeemed by that partnership.
SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE
      Based on the Company’s review of Forms 3, 4 and 5 and any amendments thereto furnished to it pursuant to Section 16 of the Securities Exchange Act of 1934, as amended, and written representations by the Company’s officers and directors regarding compliance with applicable filing requirements, the Company believes that all filing requirements under Section 16 applicable to its officers, directors and greater than ten percent shareholders were complied with in 2005.
CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS
      The Company conducted various business transactions during 2005, 2004 and 2003 with entities in which directors and/or shareholders of the Company held ownership interests. The transactions were limited to the following: the Company’s performing certain management and administrative functions for the entities; the Company’s receipt of commissions for real estate sales for the entities; the Company’s leasing of office space to the entities; and the Company’s purchases from the entities of products for use in the Company’s hotels and restaurants. The total aggregate value of these transactions in 2005, 2004 and 2003 was $282,000, $398,000, and $330,000, respectively.
      During 2005, 2004 and 2003, the Company held certain cash and investment accounts at Washington Trust Bank and had certain notes payable to this bank. The chairman and chief executive officer of this bank is a director of the Company. At December 31, 2005 and 2004, the Company held cash and investment accounts at this bank totaling approximately $0.5 million and $3.9 million, respectively, and had notes payable to this bank totaling approximately $7.9 million and $4.5 million, respectively. The Company’s net interest expense paid to this bank was $172,000, $205,000, and $312,000 during 2005, 2004 and 2003, respectively. Additionally, the Company manages this bank’s corporate office building under the terms of a management agreement. Management fees from this agreement during 2005, 2004 and 2003 were $127,000, $124,000, and $121,000, respectively.

      With respect to any material transaction (or series of related transactions) between the Company and a related party, it is the policy of the Company that such transaction be approved by a majority of the Company’s non-conflicted directors upon such directors’ determination that the terms of the transaction are no less favorable to the Company than those that could be obtained from an unrelated third party.
EXECUTIVE COMPENSATION
      The following table discloses compensation received by the Company’s named executive officers for services rendered to the Company for the three years ended December 31, 2005.
Summary Compensation Table

						Long-Term
						Compensation
		Annual Compensation
						Restricted		Securities
Name and Principal				Other Annual		Stock		Underlying	All Other
Position	Year	Salary($)	Bonus($)(1)	Compensation($)		Awards($)		Options(#)	Compensation($)(2)

Arthur M. Coffey	2005	321,536	150,717	—		—		100,000	4,900
President, Chief	2004	294,694	48,750	—		—		250,000	4,550
Executive Officer	2003	261,134	—	—		—		27,757	—
and Director
Anupam Narayan(3)	2005	225,000	67,790	46,407	(4)	—		30,000	3,375
Executive Vice	2004	17,308	18,683	—		74,733	(5)	80,000	—
President, Chief	2003	—	—	—		—		—	—
Investment Officer
and Chief Financial
Officer
John M. Taffin	2005	177,829	51,411	—		—		20,000	1,468
Executive Vice	2004	163,385	22,574	19,183	(6)	—		65,000	2,484
President, Hotel	2003	48,615	—	9,556	(7)	—		14,060	—
Operations
David M. Bell(8)	2005	153,802	25,237	—		—		7,500	3,395
Executive Vice	2004	144,471	13,491	—		—		35,000	3,152
President, Development	2003	137,179	—	—		—		22,726	3,361
Thomas L. McKeirnan	2005	143,846	31,630	—		—		7,500	2,249
Senior Vice	2004	134,695	7,950	—		—		25,000	2,049
President, General	2003	59,615	—	—		—		10,451	—
Counsel and
Corporate Secretary

(1)	Awards of bonuses are made by the Compensation Committee.

(2)	Except as otherwise disclosed, represents matching contributions made by the Company under the Company’s 401(k) Savings Plan.

(3)	Mr. Narayan joined the Company on November 22, 2004.

(4)	Represents relocation costs paid by the Company for Mr. Narayan.

(5)	Consists of 14,828 restricted shares of Common Stock granted on November 22, 2004. The restrictions on 3,707 of these shares lapsed on November 22, 2005. The remaining 11,121 shares, the restrictions on which will lapse in one-third increments on each of the next three anniversaries of their date of grant, had a value of $99,533 on December 31, 2005.

(6)	Represents relocation costs paid by the Company for Mr. Taffin.

(7)	Represents relocation costs paid by the Company for Mr. Taffin.

(8)	On March 29, 2006, Mr. Bell announced his intention to retire from the Company on or before February 28, 2007. Since that announcement, Mr. Bell has not served as an executive officer of the Company.

Option Grants In Last Fiscal Year

					Potential Realizable
					Value at Assumed
					Annual Rates of Stock
					Price Appreciation for
Individual Grants					Option Term

(a)	(b)	(c)	(d)	(e)	(f)	(g)
	Number of	Percent of
	Securities	Total Options
	Underlying	Granted to
	Options	Employees	Exercise	Expiration
Name	Granted(#)(1)	in 2005	Price($)	Date	5%($)	10%($)

Arthur M. Coffey	100,000	49.8%	7.46	11/10/2015	469,155	1,188,932
Anupam Narayan	30,000	14.9%	7.46	11/10/2015	140,747	356,680
David M. Bell(2)	7,500	3.7%	7.46	11/10/2015	35,187	89,170
John M. Taffin	20,000	10.0%	7.46	11/10/2015	93,831	237,786
Thomas L. McKeirnan	7,500	3.7%	7.46	11/10/2015	35,187	89,170

(1)	All of these options were nonqualified options with a term of ten years and an exercise price equal to the fair market value of the Common Stock on the date of grant. Generally, fifty percent of each option will vest on the fourth anniversary of the date of grant and the remaining fifty percent will vest on the fifth anniversary of the date of grant. However, an option will vest earlier, to the extent shown in the following table, if, between the second anniversary and the fourth anniversary of the option grant date, the market price of the Common Stock increases by the indicated amount over the option’s exercise price and trades for 60 consecutive trading days at that level:

Stock Price	Percent of Option
Increase	Shares Vested

100%	25%
200%	50%

(2)	On March 29, 2006, Mr. Bell announced his intention to retire from the Company on or before February 28, 2007. Since that announcement, Mr. Bell has not served as an executive officer of the Company.
Aggregated Option Exercises in Last Fiscal Year
and Fiscal Year-End Option Values

			Number of Securities
			Underlying Unexercised		Value of Unexercised
	Number of		Options at Fiscal		In-The-Money Options at
	Shares		Year-End(#)		Fiscal Year-End($)
	Acquired	Value
Name	on Exercise	Realized	Exercisable	Unexercisable	Exercisable	Unexercisable

Arthur M. Coffey	—	—	53,812	360,379	145,724	1,141,392
Anupam Narayan	—	—	—	110,000	—	352,700
David M. Bell(1)	—	—	40,706	47,875	110,942	161,405
John M. Taffin	—	—	—	99,060	—	325,886
Thomas L. McKeirnan	—	—	—	42,951	—	138,464

(1)	On March 29, 2006, Mr. Bell announced his intention to retire from the Company on or before February 28, 2007. Since that announcement, Mr. Bell has not served as an executive officer of the Company.

REPORT OF COMPENSATION COMMITTEE
ON EXECUTIVE COMPENSATION
      The purposes of the Compensation Committee, which consists of independent directors, are to discharge the responsibilities of the Board relating to compensation of the Company’s Chief Executive Officer (“CEO”) and other executive officers, to recommend to the Board the compensation of Board members, to oversee the administration of the Company’s equity incentive plans and to produce an annual report on executive compensation for inclusion in the Company’s annual proxy statement that complies with the rules and regulations of the Securities and Exchange Commission and the NYSE and any other applicable rules and regulations. The committee implements and endorses the goals of the Company’s executive compensation program, which reflect three guiding principles: (i) to provide compensation and benefits that allow the Company to maintain competitive compensation to attract and retain executives with the skills critical to the Company’s long-term success, (ii) to reward performance in attaining business objectives and maximizing shareholder value and (iii) to encourage Company stock ownership which is monitored by the committee on an ongoing basis.
      During 2005, the committee’s compensation policies with regard to the Company’s executive officers were as follows: (1) the base 2004 salaries of the executive officers were increased as reflected in the summary compensation table (the committee annually reviews current economic trends in its evaluation of the appropriate compensation package for all executive officers); (2) the committee established a target incentive bonus for the year for each executive officer ranging from 30% to 60% of such executive officer’s 2005 base salary based upon achieving earnings per share, divisional performance and individual goals.
      The CEO’s compensation was set after conducting a compensation survey of at least twenty publicly-traded peer companies. After analyzing base plus bonus compensation levels for the chief executive officers of such companies, the CEO’s relevant experience level and years of service, and the committee’s expectations with respect to Company knowledge and leadership skills, the committee set the CEO’s base salary for 2005 at $325,000.

Respectfully submitted,

Ronald R. Taylor, Chairman
Ryland P. “Skip” Davis
Peter F. Stanton

April 20, 2006

EMPLOYMENT CONTRACTS, TERM OF EMPLOYMENT AND
CHANGE-IN-CONTROL ARRANGEMENTS
      The Company has written employment agreements with Arthur M. Coffey, Anupam Narayan, David M. Bell (who ceased to be an executive officer on March 29, 2006) and Thomas L. McKeirnan, which provide for 2006 base salaries of $357,500, $247,500, $162,750 and $159,500, respectively, subject in each case to periodic increases. John M. Taffin is an employee at will and his 2006 base salary is $196,735. These executive officers are also eligible to receive annual bonuses under the Company’s Executive Officers Variable Pay Plan (the “Plan”). The maximum bonuses available under the Plan for 2006, measured as a percentage of base salary, are 100% for Mr. Coffey, 60% for Mr. Narayan, 50% for Mr. Bell, 50% for Mr. Taffin, and 36% for Mr. McKeirnan.
      The written employment agreements with the executive officers provide as follows:

•	Each executive will serve in his current position through December 31, 2006, unless his agreement terminates earlier in accordance with its terms. Thereafter, each agreement automatically renews for additional one-year periods, unless terminated by either party upon 120-days notice (a “Non-renewal Notice”) prior to the end of the initial or any renewal period.

•	In the case of Mr. Narayan, the Company must provide him each year with a bonus opportunity equal to 40% of his base salary.

•	If the Company delivers a Non-Renewal Notice to an executive or terminates his agreement without cause, or if an executive terminates his agreement for good reason (as defined in the agreement), the executive will receive a severance payment equal to two times his compensation in the prior year, plus a continuation of all life and health insurance benefits for a two-year period (in the case of Mr. McKeirnan, the severance payment will be equal to six months of his base salary and he will not be entitled to any continuation of benefits).

•	In the case of Mr. Coffey, he may terminate his agreement within six months following a change of control of the Company (as defined in the agreement), in which case he will receive a severance payment equal to two times his total cash compensation for the prior year, plus a continuation of all life and health insurance benefits for a two- year period. Mr. Bell has the same arrangement with the exception that the severance payment will equal three times his total cash compensation for the prior year plus a continuation of all life and health insurance benefits for a three-year period.

•	If the Company delivers a Non-Renewal Notice to an executive or terminates his agreement without cause, or if an executive terminates his agreement for good reason (or, in the case of Mr. Coffey and Mr. Bell, within six months following a change of control), then any stock options held by the executive will immediately vest and be exercisable, any stock granted to the executive will immediately vest, and all Company imposed restrictions on restricted stock issued to the executive will terminate. In the case of Mr. Bell, the Company has also agreed to reimburse the executive for any federal, state or local excise taxes (“Excise Tax”), and any additional taxes to which he may be subject, on any payments to him from the Company as a result of accelerated vesting of his options, up to a maximum reimbursement equal to two times the amount of such Excise Tax.

STOCK PRICE PERFORMANCE
      The following graph depicts the Company’s Common Stock price performance relative to the performance of the Russell 2000 Composite Index and the Standard & Poor’s 500 Hotels, Resorts & Cruise Lines Index.
      The graph above assumes an investment of $100 in the Company’s Common Stock, the Russell 2000 Composite Index, and the Standard & Poor’s 500 Hotels, Resorts & Cruise Lines Index, and assumes a reinvestment of all dividends. The Company has not paid cash dividends on its Common Stock. The Company’s Common Stock price performance on the graph above is not necessarily indicative of future stock price performance.
PROPOSAL 2: RATIFICATION OF APPOINTMENT OF
INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
      The Board of Directors recommends a vote “FOR” the ratification of the appointment of BDO Seidman, LLP.
      The independent registered public accounting firm of BDO Seidman, LLP has examined the financial statements of the Company for the three years ended December 31, 2005, and has been appointed by the Audit Committee to serve as the Company’s independent registered public accounting firm for 2006. Representatives of the firm are expected to be present at the meeting, will have the opportunity to make a statement if they desire to do so, and are expected to be available to respond to appropriate questions from shareholders. Unless instructed to the contrary, the proxy solicited hereby will be voted for the ratification of the appointment of BDO Seidman, LLP as the Company’s independent registered public accounting firm for 2006.
      If this appointment is not ratified by a majority of the shares cast on this proposal, the Board of Directors will consider the selection of another independent registered public accounting firm.

PRINCIPAL ACCOUNTANT FEES AND SERVICES
Audit Fees
      The audit fees incurred for professional services by BDO Seidman, LLP for 2005 were $235,500, including fees for the annual audit of the 2005 financial statements and quarterly reviews, and $58,500 of fees for the audit of certain hotel properties. The audit fees incurred for professional services by BDO Seidman, LLP for 2004 were $255,877, including fees for the annual audit of the 2004 financial statements and quarterly reviews, $63,000 of fees for the audit of certain hotel properties, and $33,877 of fees for consent and other services performed in connection with the Company’s prospectus filed on Form S-1/ A during the first quarter of 2004.
Audit-Related Fees
      The fees billed for professional services by BDO Seidman, LLP for audit-related fees for 2005 were $19,000. Services covered included audit and attest services required by agreement on entities we consolidate, but not required by statute or a regulatory body. They also included fees related to the audit of our employee benefit plan, certain advice and accounting research.
      The fees billed for professional services by BDO Seidman, LLP for audit-related fees for 2004 were $22,250. Services covered included audit and attest services required by agreement on entities we consolidate, but not required by statute or a regulatory body. They also included certain advice and accounting research.
Tax Fees
      The fees billed by BDO Seidman, LLP for tax-related services for 2005 were $129,355. Services covered an IRS exam, tax returns, year-end tax planning and tax advice.
      The fees billed by BDO Seidman, LLP for tax-related services for 2004 were $95,350. Services covered an IRS exam, tax returns and year end tax planning.
Other Fees
      There were no other fees billed by BDO Seidman, LLP for any other professional services rendered to the Company during 2005 or 2004.
      During 2004 and 2005, BDO Seidman, LLP did not provide the Company any professional services described in paragraph (c)(4) of Rule 2-01 of Regulation S-X.
Pre-Approval Policies and Procedures
      The Audit Committee is responsible for appointing, setting compensation and overseeing the work of the Company’s independent registered public accounting firm. The committee has adopted a policy that requires advance approval of audit, audit-related, tax, and other services (“audit and non-audit services”) performed by the independent registered public accounting firm.
      The committee has delegated to its chairman authority to approve permitted services provided that the chairman reports any decisions to the committee at its next regularly scheduled meeting. On an ongoing basis, management communicates specific projects and categories of services for which the advance approval of the committee or chairman is requested. The committee or chairman reviews these requests and advises management if the engagement services of the independent registered public accounting firm are approved. On a periodic basis, management reports to the committee actual spending for audit and non-audit services compared to approved amounts
Auditor Independence
      The Audit Committee has considered whether and determined that the other professional services provided by BDO Seidman, LLP are compatible with maintaining its independence.

PROPOSAL 3: APPROVAL OF 2006 STOCK INCENTIVE PLAN
      The Board of Directors recommends a vote “FOR” the approval of the 2006 Stock Incentive Plan.
      Subject to shareholder approval, the Board has adopted the 2006 Stock Incentive Plan (the “2006 Plan”). The 2006 Plan is the successor to the Company’s existing 1998 Stock Incentive Plan (the “1998 Plan”). There are currently 81,865 shares of Common Stock available for grants of additional awards under the 1998 Plan. If the 2006 Plan is approved by shareholders, the Company will not grant any additional awards under the 1998 Plan. For additional information on the 1998 Plan, see “Equity Compensation Plan Information” below.
      A copy of the 2006 Plan is attached to this Proxy Statement as Appendix C. The following description of the 2006 Plan is a summary and does not purport to be fully descriptive. Please refer to Appendix C for more detailed information about the 2006 Plan.
Summary of Terms.
      Purposes. The purposes of the 2006 Plan are (a) to enable the Company and its affiliates to obtain and retain the services of the types of employees, consultants and directors who will contribute to the Company’s long-term success, and (b) to provide incentives that are linked directly to increases in share value, which will inure to the benefit of all shareholders of the Company.
      Administration. The 2006 Plan will be administered by the Compensation Committee unless the Board delegates administration to a different committee of the Board or determines to administer the 2006 Plan itself.
      Types of Awards. The 2006 Plan provides for the following types of awards: stock options, restricted stock, restricted stock units, performance awards and stock appreciation rights.
      Stock Subject to the 2006 Plan. Subject to adjustment in the event of stock splits, stock dividends and similar events, a maximum of 1,000,000 shares of Common Stock are authorized for issuance under the 2006 Plan. Subject to such adjustment, no more than 500,000 shares may be issued under the 2006 Plan pursuant to awards of restricted stock or restricted stock units. Any shares of Common Stock that are subject to an award that expires or terminates, or that are reacquired pursuant to the forfeiture provisions of any award, will be available for issuance in connection with future grants of awards under the 2006 Plan. If any payment required in connection with an award is satisfied through the tendering or withholding of shares of Common Stock, only the number of shares of Common Stock issued by the Company, net of the shares tendered or withheld, will be counted for purposes of determining the number of shares of Common Stock available for issuance under the Plan. Shares of Common Stock that are subject to tandem awards will be counted only once.
      Eligibility to Receive Awards. Awards may be granted under the 2006 Plan to those officers, directors and employees of the Company and its subsidiaries that the plan administrator from time to time selects. Awards may also be made to certain consultants who provide services to the Company and its subsidiaries. On March 31, 2006, there were approximately 3,000 employees, officers, directors and consultants of the Company and it subsidiaries who would be eligible to receive awards under the 2006 Plan should it be approved.
      Terms and Conditions of Stock Option Grants. Options granted under the 2006 Plan may be “incentive stock options” (as defined in Section 422 of the Internal Revenue Code of 1986, as amended (the “Code”)) or “nonqualified stock options.” The exercise price for each option granted under the 2006 Plan will be determined by the plan administrator, but will not be less than 100% of the Common Stock’s fair market value on the date of grant.
      For purposes of the 2006 Plan, “fair market value” means the closing selling price for the Common Stock on the New York Stock Exchange on the date of grant of the option.
      The exercise price for shares purchased under options must be paid in cash, unless the plan administrator authorizes payment by (a) tender of shares of Common Stock already owned by the option holder, (b) delivery to the Company of a copy of instructions to a broker directing the broker to sell the Common

Stock for which the option is exercised and remit to the Company the aggregate exercise price of such option, or (c) such other legal consideration as the plan administrator may find acceptable. Options granted under the 2006 Plan may not contain a “reload” feature automatically entitling the holder to receive an additional option upon exercise of the original option.
      The option term will be fixed by the plan administrator but, in the case of an incentive stock option, may not be more than ten years. The plan administrator may specify a vesting schedule pursuant to which an option will be exercisable, but if not so specified the option will vest at the rate of 25% per year. The plan administrator may also specify the circumstances under which an option will be exercisable in the event the optionee ceases to provide services to the Company or one of its subsidiaries. If not so specified, the portion of an option that is vested and exercisable on the date of termination of services will be exercisable for three months after that date, but in no event may an option be exercised after the expiration of its term. An option will not be exercisable following termination of an optionee’s services for cause, as defined in the 2006 Plan.
      Incentive stock options will be subject to certain other limitations prescribed by the Code and set forth in the 2006 Plan.
      Restricted Awards. The plan administrator may make awards of “restricted stock,” which are actual shares of Common Stock, or “restricted stock units,” which are awards that have a value equal to a specified number of shares of Common Stock issuable in the future. The plan administrator will determine the terms and conditions of restricted awards. These terms and conditions may change from time to time and need not be identical, but each restricted award will include the substance of each of the following, to the extent applicable:

Purchase Price. The purchase price for the restricted award, if any, which may be stated as cash, property or services.

Consideration. The cash consideration, if any, that must be paid for Common Stock acquired pursuant to the restricted award.

Vesting. The “restricted period” during which such the Common Stock or the right to acquire the Common Stock will be forfeited to the Company if specified restrictions or conditions for the restricted award are not satisfied.

Termination of Service. What will happen to the restricted award if the participant’s service terminates for any reason (unless otherwise specified, the unvested portion of the restricted award will be forfeited).

Restrictions on Transferability. Any restrictions on transferability to which the restricted award is subject.
      Performance Awards. A performance award is an award entitling the recipient to acquire cash, actual shares of Common Stock or hypothetical Common Stock units having a value equal to the fair market value of an identical number of shares of Common Stock upon the attainment of specified performance goals. The plan administrator will determine whether and to whom performance awards will be made, the performance goals applicable under each award, the periods during which performance is to be measured, and all other limitations and conditions applicable to the awarded cash or shares. Performance goals will be based on a pre-established objective formula or standard that specifies the manner of determining the amount of cash or the number of shares under the performance award that will be granted or will vest if the performance goal is attained. Performance goals will be determined by the plan administrator prior to the time 25% of the service period has elapsed and may be based on one or more business criteria that apply to a participant, a business unit or the Company and its affiliates. Such business criteria may include, by way of example, revenue, earnings before interest, taxes, depreciation and amortization (EBITDA), funds from operations, funds from operations per share, operating income, pre-tax or after-tax income, cash available for distribution, cash available for distribution per share, net earnings, earnings per share, return on equity, return on assets, return on capital, economic value added, share price performance, improvements in the Company’s attainment of expense levels, implementing or completion of critical projects, or improvement in cash-flow (before or after tax). Performance goals will be objective and designed to meet the requirements of Section 162(m) of the Code. The plan administrator will determine the circumstances under which a performance award will be payable if a participant ceases to provide services to the Company or a subsidiary. If not so established, the performance award will automatically terminate upon termination of the participant’s employment for any reason.
      Stock Appreciation Rights. The plan administrator is authorized to make awards of stock appreciation rights with respect to specified shares of Common Stock. A stock appreciation right will entitle the holder to receive any increase in the fair market value of the shares subject to the award over their fair market value of the time of grant of the award. The 2006 Plan contains detailed rules designed to prevent stock appreciation rights, if granted, from having adverse tax consequences under Section 409A of the Code.
      Transferability. Except as otherwise determined by the plan administrator, no award granted under the 2006 Plan may be assigned or otherwise transferred by the holder other than by will or the laws of descent and distribution and, during the holder’s lifetime, awards may be exercised only by the holder.
      Adjustment of Shares. If any change is made in the Common Stock subject to the 2006 Plan or subject to any award through merger, consolidation, reorganization, recapitalization, reincorporation, stock dividend, dividend in property other than cash, stock split, liquidating dividend, combination of shares, exchange of shares, change in corporate structure or other transaction not involving the receipt of consideration by the Company, then certain changes will be made as specified in the 2006 Plan to the number and/or class of shares available for awards, the number and/or class of shares covered by outstanding awards, the maximum number of shares of Common Stock with respect to which awards may be granted to any single option holder during any calendar year; and the exercise price of awards in effect prior to such change.
      Corporate Transaction. In the event of a change in control (as defined in the 2006 Plan) or any other corporate separation or division, merger or consolidation in which the Company is not the surviving entity, or a reverse merger in which the Company is the surviving entity but the shares of Common Stock outstanding immediately preceding the merger are converted by virtue of the merger into other property, the plan administrator is given broad discretion under the 2006 Plan to, among other things, continue outstanding awards with appropriate modifications, substitute new awards for outstanding awards, or cancel outstanding awards in consideration for certain payments.
      If there are one or more continuing awards following a change in control, and the service of a participant holding one or more such awards is terminated without cause within a period of one year following the consummation of the change in control, or if the participant voluntarily terminates his or her service for good reason (as defined in the 2006 Plan) during such period, then (a) the vesting and exercisability of all outstanding options held by the participant will accelerate in full; (b) the end of the restricted period for all outstanding restricted awards held by the participant will accelerate, and all restrictions and conditions of the restricted awards will lapse or be deemed satisfied, as the case may be; (c) the vesting of all outstanding performance awards held by the participant will accelerate in full; and (d) all outstanding stock appreciation rights held by the participant will become exercisable in full.
      Other Acceleration of Awards. The plan administrator in its discretion may provide, either in the award agreement for an award or by a subsequent determination, for acceleration of the vesting and exercisability of the award at any time, or in the case of a restricted award for acceleration of the end of the restricted period at any time (in which event all restrictions and conditions of the restricted award shall lapse or be deemed satisfied, as the case may be).
      Award Limits for Purposes of Section 162(m) of the Code. No employee may be granted options or stock appreciation rights covering more than 250,000 shares of Common Stock during any fiscal year, or performance awards that could result in such employee receiving more than 250,000 shares of Common Stock in the case of share-denominated performance awards.
      Amendment, Termination and Term. The Board may terminate or amend the 2006 Plan, subject to shareholder approval in certain instances, as set forth in the 2006 Plan. The plan administrator may amend the terms of any award outstanding under the 2006 Plan, prospectively or retroactively. The amendment or termination of the 2006 Plan or the amendment of an outstanding award under the 2006 Plan may not, without a participant’s consent, impair the participant’s rights or increase the participant’s obligations under his or her award or create or increase the participant’s federal income tax liability with respect to an award
      Other Information. A new plan benefits table, as described in the proxy rules of the Securities and Exchange Commission, is not provided because all awards made under the 2006 Plan will be discretionary. The closing selling price for the Common Stock on the New York Stock Exchange on March 31, 2006 was $13.30.
U.S. Federal Income Tax Consequences
      The following briefly describes the U.S. federal income tax consequences of the 2006 Plan generally applicable to the Company and to participants who are U.S. citizens.

Stock Options
      Nonqualified Stock Options. A participant will not recognize taxable income upon the grant of a non-qualified stock option. Upon the exercise of a non-qualified stock option, a participant will recognize taxable ordinary income equal to the difference between the fair market value of the shares on the date of exercise and the option exercise price. When a participant sells the shares, the participant will have short-term or long-term capital gain or loss, as the case may be, equal to the difference between the amount the participant received from the sale and the tax basis of the shares sold. The tax basis of the shares generally will be equal to the greater of the fair market value of the shares on the exercise date or the option exercise price.
      Incentive Stock Options. A participant will not recognize taxable income upon the grant of an incentive stock option. If a participant exercises an incentive stock option during employment or within three months after his or her employment ends (12 months in the case of disability), the participant will not recognize taxable income at the time of exercise (although the participant generally will have taxable income for alternative minimum tax purposes at that time as if the option were a non-qualified stock option). If a participant sells or exchanges the shares after the later of (a) one year from the date the participant exercised the option and (b) two years from the grant date of the option, the participant will recognize long-term capital gain or loss equal to the difference between the amount the participant received in the sale or exchange and the option exercise price. If a participant disposes of the shares before these holding period requirements are satisfied, the disposition will constitute a disqualifying disposition, and the participant generally will recognize taxable ordinary income in the year of disposition equal to the excess, as of the date of exercise of the option, of the fair market value of the shares received over the option exercise price (or, if less, the excess of the amount realized on the sale of the shares over the option exercise price). Additionally, the participant will have long-term or short-term capital gain or loss, as the case may be, equal to the difference between the amount the participant received upon disposition of the shares and the option exercise price increased by the amount of ordinary income, if any, the participant recognized.
      With respect to both non-qualified stock options and incentive stock options, special rules apply if a participant uses shares already held by the participant to pay the exercise price or if the shares received upon exercise of the option are subject to a substantial risk of forfeiture by the participant.
      Restricted Awards. Upon receipt of a stock award that is not subject to restrictions, a participant generally will recognize taxable ordinary income in an amount equal to the excess of the fair market value of the shares at such time over the amount, if any, that the participant pays to the Company for the shares. If a participant receives a restricted stock award, the participant generally will recognize taxable ordinary income when the shares cease to be subject to restrictions in an amount equal to the excess of the fair market value of the shares at such time over the amount, if any, that the participant pays to the Company for the shares. However, no later than 30 days after a participant receives the restricted stock award, the participant may elect to recognize taxable ordinary income in an amount equal to the fair market value of the shares at the time of receipt. Provided that the election is made in a timely manner, when the restrictions on the shares lapse, the participant will not recognize any additional income. When a participant sells the shares, the participant will have short-term or long-term capital gain or loss, as the case may be, equal to the difference between the amount the participant received from the sale and the tax basis of the shares sold. The tax basis of the shares generally will be equal to the amount, if any, paid to the Company by the participant for the shares plus the amount of taxable ordinary income recognized by the participant at the time of grant, in the case of a stock award that is not subject to restrictions, or at the time the restrictions lapsed (or at the time of election, if an election was made by the participant), in the case of a restricted stock award. If the participant forfeits the shares subject to a restricted stock award to the Company (e.g., upon the participant’s termination prior to expiration of the restricted period), the participant may not claim a deduction with respect to the income recognized as a result of the election. Any dividends paid with respect to shares of restricted stock generally will be taxable as ordinary income to the participant at the time the dividends are received.
      A participant who receives restricted stock units will generally recognize taxable ordinary income only when the shares of Common Stock associated with those units are issued to the participant.
      Performance Awards. A participant will generally not recognize taxable income upon the grant of a performance award unless the award results in the deferral of compensation and fails to satisfy the requirements of Section 409A of the Code (see Code Section 409A). Upon the distribution of cash, shares or other property to a participant pursuant to the terms of a performance award, the participant will recognize taxable ordinary income equal to the excess of the amount of cash or the fair market value of any property transferred to the participant over any amount paid to the Company by the participant with respect to the award.
      Stock Appreciation Rights. A participant will generally not recognize taxable income upon the grant of a stock appreciation right unless the award results in the deferral of compensation and fails to satisfy the requirements of Section 409A of the Code (see Code Section 409A). Upon the distribution of cash, shares or other property to a participant upon exercise of the right, the participant will generally recognize taxable ordinary income equal to the amount of cash or the fair market value of any property transferred to the participant upon such exercise.
      Tax Consequences to the Company. In the foregoing cases, the Company generally will be entitled to a deduction at the same time and in the same amount as a participant recognizes ordinary income, subject to the limitations imposed under Section 162(m) of the Code.
      Code Section 409A: To the extent that any awards or payments under the 2006 Plan result in the deferral of compensation for purposes of Section 409A of the Code, the design of the 2006 Plan is indented to satisfy the requirements of Code Section 409A with respect to such deferred compensation. In the event, however, that the 2006 Plan fails to meet such requirements with respect to a particular award or payment to a participant, Code Section 409A requires that all of the participant’s deferred compensation under the plan be immediately includible in the participant’s gross income, and, regardless of the circumstances leading to the plan’s failure to meet those requirements, that the participant be subject to a 20% additional tax on this income and an interest penalty at the underpayment rate used by the Internal Revenue Service plus one percent for the period beginning with the date of deferral. In the taxable year that a participant recognizes income on his or her deferred amounts, the Company will be entitled to a deduction equal to the amount of income recognized by the participant.
      Tax Withholding. The Company may require a participant to pay to the Company the amount of any income, employment or other taxes that the Company is required to withhold with respect to the grant, vesting, exercise, payment or settlement of any award granted under the 2006 Plan. The plan administrator may, in its discretion and subject to the 2006 Plan and applicable law, permit the participant to satisfy withholding obligations, in whole or in part, by paying cash, by electing to have the Company withhold shares of Common Stock (up to the minimum required federal tax withholding rate) or by transferring shares of Common Stock already owned by the participant and held by the participant for the period necessary to avoid a charge to the Company’s earnings for financial accounting purposes. The Company is authorized to withhold from any award granted under the 2006 Plan or from any cash amounts otherwise due or to become due from the Company to the participant. The Company may also deduct from any award any other amounts due from the participant to the Company.

Equity Compensation Plan Information
      The following information relates to plans under which equity securities of the Company may be issued to employees, directors or consultants.

	Column A	Column B	Column C

Number of Securities
	Number of Securities		Remaining Available for
	to be Issued Upon	Weighted-Average	Future Issuance Under Equity
	Exercise of	Exercise Price of	Compensation Plans
	Outstanding Options,	Outstanding Options,	(Excluding Securities
Category	Warrants and Rights	Warrants and Rights	Reflected in Column A)

Equity compensation plans approved by security holders:
1998 Stock Incentive Plan	1,230,641	$6.61	81,865	(1)

Equity compensation plans not approved by security holders:	-0-	-0-	-0-

Total	1,230,641	$6.61	81,865

(1)	No further grants will be made under the 1998 Stock Incentive Plan if the 2006 Stock Incentive Plan is approved by shareholders.
OTHER MATTERS
      Management is not aware at this time that any other matters are to be presented for action at the meeting. The enclosed proxy confers upon the persons designated to vote the shares represented thereby authority to vote such shares in their discretion with respect to all matters that may come before the meeting in addition to the scheduled items of business, including matters incident to the conduct of the meeting and any shareholder proposal omitted from the Proxy Statement and form of proxy pursuant to the rules of the Securities and Exchange Commission. At the time this Proxy Statement went to press, management was not aware of any other matter that may properly be presented for action at the meeting.
PROPOSALS OF SHAREHOLDERS
      Proposals of shareholders to be considered for inclusion in the Proxy Statement and proxy for the Company’s 2007 Annual Meeting of Shareholders must be received by the Company on or prior to December 19, 2006.
      A shareholder of record, who intends to submit a proposal at the 2007 Annual Meeting of Shareholders that is not eligible for inclusion in the Proxy Statement or proxy, or who intends to submit one or more nominations for directors at the meeting, must provide prior written notice to the Company. Written notice of any such proposal or nominations should be addressed to the Corporate Secretary and received at the Company’s principal executive offices not later than December 21, 2006. The written notice must satisfy certain requirements specified in the Company’s By-laws, which are included in the excerpt from the By-Laws attached as Appendix B to this Proxy Statement. A complete copy of the Company’s By-laws will be sent to any shareholder upon written request to the Company’s Corporate Secretary.

ANNUAL REPORT ON FORM 10-K
      A copy of the Company’s 2005 Annual Report on Form 10-K for the year ended December 31, 2005 as filed with the Securities and Exchange Commission is being mailed with this Proxy Statement to each shareholder of record. Shareholders not receiving a copy of such Annual Report may obtain one without charge by writing or calling the Company’s Corporate Secretary, 201 W. North River Drive, Suite 100, Spokane, Washington 99201 ((509) 459-6100).

By Order of the Board of Directors

Thomas L. McKeirnan
Senior Vice President, General Counsel
and Corporate Secretary
Spokane, Washington

April 20, 2006

CORPORATE GOVERNANCE GUIDELINES
Approved November 18, 2005
      The Board of Directors (the “Board”) of Red Lion Hotels Corporation (the “Company”) has adopted the following corporate governance principles (the “Guidelines”) to assist the Board and its committees in performing their respective duties in compliance with applicable requirements. The Board shall review and, if appropriate in connection with updated requirements or changes in the corporate governance environment, revise these Guidelines from time to time.
Director Responsibilities
      The members of the Board have the responsibility to:
      1. Represent the interests of the Company’s shareholders in maintaining and enhancing the success of the Company’s business, including optimizing long-term returns to increase shareholder value.
      2. Select and annually evaluate the Chief Executive Officer of the Company (“CEO”) and select and annually evaluate any member of senior management other than the CEO

a) who is an “officer” within the meaning of Section 16 of the 1934 Act or an “executive officer” for purposes of Item 401(b) of Regulation S-K;

b) whose compensation is required to be reported in the Company’s annual report or proxy statement; or

c) who is designated by the CEO as the head of a division of the Company.
      The Board has delegated to its Compensation Committee such responsibilities to annually evaluate such members of senior management.
      3. Oversee the CEO and interact with appropriate members of senior management with respect to key aspects of the business, including strategic planning, management development and succession, operating performance and shareholder returns.
      4. Provide general advice and counsel to the CEO and appropriate members of senior management.
      5. Adopt and oversee compliance in coordination with the Audit Committee of the Company’s Code of Business Conduct and Ethics, and promptly disclose as required by SEC rules any waivers of the Code of Business Conduct and Ethics for the Company’s directors or executive officers.
      6. Select annually, as soon as is practical following the annual meeting of shareholders of the Company, a Chairman of the Board who shall be a director who is not an officer of the Company (as that term is defined in Rule 16a-1(f) of the Securities Act of 1933 (“Non Management Director”).
      7. Hold executive sessions of all Non-Management Directors following each regularly scheduled meeting of the Board. The Chairman of the Board will chair such meetings (the “Chairman”). Interested parties may communicate directly with the Chairman by e-mail addressed to chairman@redlion.com or by correspondence addressed to Chairman, Red Lion Hotels Corporation, 201 W. North River Drive, Suite 100, Spokane, WA 99201.
      8. Formally evaluate the performance of the CEO each year in at least one Non-Management Director executive session.
      9. Hold each year at least one executive session of Independent Directors (as that term is defined in paragraph 4 of the following section).
      10. Directors should make every effort to attend Board meetings and meetings of Committees on which they serve. Meeting materials should be reviewed in advance. In order to allow Directors to fulfill their responsibilities, the date, time, place and expected duration of each meeting will be established by action of the members at the prior meeting or by notice as provided in the Bylaws. Any notices of meetings or reminders of meeting times may be made by e-mail, and shall include information regarding any alternative teleconference link for participation in such meeting. All notices of all committee meetings will go to all directors, whether or not they are members of that committee.
      11. In discharging the duties of a director, including duties as a committee member, a director shall act: (1) in good faith; (2) with the same care an ordinary prudent person in a like position would exercise under similar circumstances and (3) in a manner he or she believes to be in the best interests of the Company.
Director Qualification Standards
      1. The Nominating and Corporate Governance Committee is responsible for recommending to the Board (1) nominees for Board membership to fill vacancies or newly created positions and (2) the persons to be nominated by the Board for election at the Company’s annual meeting of shareholders.
      2. In connection with the selection and nomination process, the Nominating and Corporate Governance Committee shall review the desired experience, mix of skills and other qualities to assure appropriate Board composition, taking into account the current Board members and the specific needs of the Company and the Board. The Board will generally look for individuals who have displayed high ethical standards, integrity and sound business judgment. This process is designed to ensure that the Board includes members with diverse backgrounds, skills and experience, including appropriate financial and other expertise relevant to the business of the Company.
      3. Independent Directors must comprise a majority of the Board.
      4. A director will not be an “Independent Director” if any of the following situations set forth in the following categories apply:

(a) the director has been an employee of the Company, or any of its consolidated subsidiaries, during the last three years, or the director has an Immediate Family Member who is, or who has been during the last 3 years, an executive officer of the Company;

(b) the director or the director’s Immediate Family Member has received more than $100,000 per year in direct compensation from the Company, or any of its consolidated subsidiaries, other than director and committee fees and pension or other forms of deferred compensation for prior service (provided such compensation is not contingent in any way on continued service) during any twelve-month period within the last three years;

(c) (i) the director or the director’s Immediate Family Member is a current partner of a firm that is the Company’s independent auditor, (ii) the director is a current employee of such a firm, (iii) the director has an Immediate Family Member who is a current employee of such a firm and who participates in the firm’s audit, assurance or tax compliance (but not tax planning) practice, or (iv) the director or an Immediate Family Member was within the last three years (but is no longer) a partner or employee of such a firm and personally worked on the Company’s audit within that time;

(d) the director or the director’s Immediate Family Member is, or during the last three years, has been, part of an interlocking directorate in which a current executive officer of the Company, or any of its consolidated subsidiaries, served on the compensation committee of another company that concurrently employed the director (or any of his or her Immediate Family Members) as an executive officer;

(e) the director is a current employee, or the director’s Immediate Family member is a current executive officer of a company that makes payments (exclusive of charitable contributions) to, or receives payments (exclusive of charitable contributions) from, the Company, or any of its consolidated subsidiaries, for property or services in an amount which, in any of the last three fiscal years, exceeds the greater of $1 million, or 2% of the consolidated gross revenues of such other company;

(f) the director has a material relationship with the Company, or any of its consolidated subsidiaries, either directly or as a partner, shareholder or officer of an organization that has a material relationship with the Company, or any of its consolidated subsidiaries. For this purpose, “material relationship” is defined as one in which the person, or an entity of which the director (or the director’s

Immediate Family Member) is an employee, makes payments to, or receives payments from, the Company for property or services in an amount which, in any single fiscal year, exceeds the greater of $1 million, or 2% of such other entity’s consolidated gross revenues.

      5. In addition to satisfying all of the independence criteria set forth in paragraph 4 of this Section, all members of the Audit Committee must also meet the following requirements:

(a) A member of the Audit Committee may not receive consulting, advisory or other compensatory fees from the Company, or any of its consolidated subsidiaries, other than in his or her capacity as a member of the Audit Committee, the Board of Directors, or any other committee of the Board (compensatory fees do not include the receipt of fixed amounts under a retirement plan (including deferred compensation) for prior service with the Company or any of its consolidated subsidiaries, provided that such compensation is not contingent in any way on continued service).

(b) No member of the Audit Committee may be an “affiliated person” of the Company, or any of its consolidated subsidiaries, as such term is defined by the Securities and Exchange Commission.
      6. The number of boards on which a director may sit may be reviewed on a case-by-case basis by the Board.
      7. The Board has not established term limits for directors. Although term limits can promote the inclusion on the Board of people with diverse perspectives, the process described in paragraph 2 of this Section can achieve the same result. Moreover, term limits have the disadvantage of causing the Company to lose the contributions of directors who have been able to develop, over a period of time, increasing insight into the Company and its operations, thereby increasing their contributions to the Company. However, in order to promote both continuity and turnover, and to further the expectation that Board members will be very actively involved in both the affairs of the Company and the communities which the Company serves, the Board will normally not nominate a person who would be serving on the Board after the age of 75.
      8. Each director shall be obligated to notify the Chairman of the Board of the Company promptly upon learning of any fact which causes such director not to be considered an Independent Director, as set forth in paragraph 4 above, or if any entity of which such director is an officer or director becomes a competitor of the Company. The Nominating and Corporate Governance Committee shall review the situation and make a prompt recommendation to the Board.
Board Committees
      1. The Board shall at all times have a Nominating and Corporate Governance Committee, an Audit Committee and a Compensation Committee, each comprised solely of Independent Directors. Each committee will have its own charter.
      2. The Board shall evaluate and determine the circumstances under which to form new Committees.
      3. All Directors are invited to attend, in person or by teleconference, all committee meetings, with the sole exception of when such attendance is specifically prohibited by applicable law or regulation. Board members in attendance at committees of which they are not a member shall not vote on committee proceedings and the chairs of such committees are authorized to limit discussion by or exclude non-committee members to the extent the chair determines in his or her discretion that such limitation or exclusion is necessary or appropriate to accomplish committee business. It is expected that such a determination would happen rarely, if at all. The minutes of committee meetings shall specifically describe any such determination by a committee chair. Notwithstanding the foregoing, to give committee members a convenient opportunity to discuss committee-related issues separately among themselves, committees are expected to have brief separate sessions at the end of each committee meeting which are only attended by committee members. Committees may not take action in such separate sessions unless the Chair has determined in his or her discretion that the exclusion of other directors is necessary or appropriate to accomplish committee business and such determination is included in the minutes of the committee meeting.

Director Compensation
      1. Non-Management Directors shall receive reasonable compensation and benefits for their services, as may be determined from time to time by the Board upon recommendation of the Compensation Committee. Compensation and benefits for Non-Management Directors shall be consistent with the market practices of other similarly situated companies but shall not be at a level or in a form that would call into question the Board’s objectivity. The Compensation Committee of the Board shall annually review and make recommendations to the Board with respect to director compensation and benefits.
      2. Directors who are officers of the Company receive no additional pay for serving as Directors.
Director Access to Management and Independent Advisors
      1. The Board is expected to be highly interactive with the CEO and appropriate members of senior management. Directors are granted access to the name, location, and phone number of all employees of the Company.
      2. It is Board policy that members of senior management who are invited by the Board to be present at Board meetings be present at such meetings. The Board encourages such individuals to make presentations, or to include in discussions at Board meetings managers and other employees who can provide insight into the matters being discussed because of their functional expertise and/or personal involvement in such matters.
      3. Directors are authorized to consult with independent advisors, as is necessary and appropriate, without consulting management of the Company.
Director Orientation and Continuing Education
      1. The Board shall implement and maintain an orientation program for newly elected directors.
      2. Directors are required to continue educating themselves with respect to subject matters that will assist them in their duties as a director of the Company.
Management Succession and CEO Compensation
      1. The Board shall plan for succession to the position of CEO. In the event of emergency or in the event of the incapacity of the CEO, pending appointment of a successor by the Board, the Board has determined that the management of the Company shall be conducted by a group of certain members of senior management, reporting to the Chairman, as such group is constituted from time to time by the CEO in the reports of the CEO to the Board.
      2. The Compensation Committee is responsible for reviewing and approving corporate goals and objectives relevant to CEO compensation and evaluating the performance of the CEO in light of those goals and objectives. Based on such evaluation, the Compensation Committee sets the CEO’s compensation and reports the CEO’s compensation to the Board.
Annual Performance Evaluation of the Board
      1. The Board and its Committees will conduct a self-evaluation at least annually to determine whether it and its committees are functioning effectively.
      2. The Board will also review the Nominating and Corporate Governance Committee’s periodic recommendations concerning the performance and effectiveness of the Board and its committees.

APPENDIX B
By-Laws Provisions
Section 3.3 Nominations and Qualifications of Directors.
      (1) Nominations of candidates for election as directors at an annual meeting of shareholders may only be made (i) by, or at the direction of, the Board of Directors or (ii) by any shareholder of the Corporation who is entitled to vote at the meeting and who complies with the procedures set forth in the remainder of this Section 3.3.
      (2) If a shareholder proposes to nominate one or more candidates for election as directors at an annual meeting, the shareholder must have given timely notice thereof to the Secretary of the Corporation. To be timely, a shareholder’s notice must be delivered to, or mailed and received at, the Principal Office (i) not less than one hundred twenty (120) days prior to the first anniversary of the date that the Corporation’s proxy statement was released to shareholders in connection with the previous year’s annual meeting; (ii) a reasonable time before the Corporation begins to print and mail its proxy materials if the date of this year’s annual meeting has been changed by more than thirty (30) days from the date of the previous year’s meeting; or (iii) not more than seven (7) days following the delivery to shareholders of the notice of annual meeting with respect to the current year’s annual meeting, if the Corporation did not release a proxy statement to shareholders in connection with the previous year’s annual meeting, or if no annual meeting was held during such year.
      (3) A shareholder’s notice to the Secretary under Section 3.3(2) shall set forth, as to each person whom the shareholder proposes to nominate for election as a director (i) the name, age, business address and residence address of such person, (ii) the principal occupation or employment of such person, (iii) the number and class of shares of stock of the Corporation that are beneficially owned on the date of such notice by such person and (iv) if the Corporation at such time has a class of securities registered pursuant to Section 12 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), any other information relating to such person required to be disclosed in solicitations of proxies with respect to nominees for election as directors pursuant to Regulation 14A under the Exchange Act, including but not limited to information required to be disclosed by Schedule 14A of Regulation 14A, and any other information that the shareholder would be required to file with the Securities and Exchange Commission in connection with the shareholder’s nomination of such person as a candidate for director or the shareholder’s opposition to any candidate for director nominated by, or at the direction of, the Board of Directors. In addition to the above information, a shareholder’s notice to the Secretary under Section 3.3(2) shall (A) set forth (i) the name and address, as they appear on the Corporation’s books, of the shareholder and of any other shareholders that the shareholder knows or anticipates will support any candidate or candidates nominated by the shareholder and (ii) the number and class of shares of stock of the Corporation that are beneficially owned on the date of such notice by the shareholder and by any such other shareholders and (B) be accompanied by a statement in the form of a record, executed and acknowledged by each candidate nominated by the shareholder, that the candidate agrees to be so nominated and to serve as a director of the Corporation if elected at the annual meeting.
      (4) The Board of Directors, or a designated committee thereof, may reject any shareholder’s nomination of one or more candidates for election as directors if the nomination is not made pursuant to a shareholder’s notice timely given in accordance with the terms of Section 3.3(2). If the Board of Directors, or a designated committee thereof, determines that the information provided in a shareholder’s notice does not satisfy the requirements of Section 3.3(3) in any material respect, the Secretary of the Corporation shall notify the shareholder of the deficiency in the notice. The shareholder shall have an opportunity to cure the deficiency by providing additional information to the Secretary within such period of time, not to exceed five (5) days from the date such deficiency notice is given to the shareholder, as the Board of Directors or such committee shall reasonably determine. If the deficiency is not cured within such period, or if the Board of Directors or such committee determines that the additional information provided by the shareholder, together with information previously provided, does not satisfy the requirements of Section 3.3(3) in any material respect, then the Board of Directors or such committee may reject the shareholder’s notice.

B-1

      (5) Notwithstanding the procedures set forth in Section 3.3(4), if a shareholder proposes to nominate one or more candidates for election as directors at an annual meeting, and neither the Board of Directors nor any committee thereof has made a prior determination of whether the shareholder has complied with the procedures set forth in this Section 3.3 in connection with such nomination, then the chairman of the annual meeting shall determine and declare at the annual meeting whether the shareholder has so complied. If the chairman determines that the shareholder has so complied, then the chairman shall so state and ballots shall be provided for use at the meeting with respect to such nomination. If the chairman determines that the shareholder has not so complied, then, unless the chairman, in his or her sole and absolute discretion, determines to waive such compliance, the chairman shall state that the shareholder has not so complied and the defective nomination shall be disregarded.
      (6) All directors of the Corporation shall be at least twenty-one years of age. Directors need not be shareholders or residents of the State of Washington. At each meeting of shareholders for the election of directors at which a quorum is present, the persons receiving a plurality of the votes cast shall be elected directors.

B-2

APPENDIX C
RED LION HOTELS CORPORATION
2006 STOCK INCENTIVE PLAN

1.	PURPOSE; ELIGIBILITY.
      1.1 Name of Plan; General Purposes. The name of this plan is the Red Lion Hotels Corporation 2006 Stock Incentive Plan (the “Plan”). The purposes of the Plan are (a) to enable Red Lion Hotels Corporation, a Washington corporation (the “Company”), and any Affiliate to obtain and retain the services of the types of Employees, Consultants and Directors who will contribute to the Company’s long-term success, and (b) to provide incentives that are linked directly to increases in share value, which will inure to the benefit of all shareholders of the Company.
      1.2 Eligible Award Recipients. The persons eligible to receive Awards are Employees, Directors and, subject to the limitations of Section 5.4, Consultants.
      1.3 Available Awards. The Plan will afford eligible recipients of Awards an opportunity to benefit from increases in value of the Common Stock through the granting of one or more of the following types of Awards: (a) Incentive Stock Options, (b) Nonstatutory Stock Options, (c) Restricted Awards, (d) Performance Awards and (e) Stock Appreciation Rights.

2.	DEFINITIONS.
      2.1 “409A Award” means an Award that is considered “nonqualified deferred compensation” within the meaning of Section 409A of the Code and Section 8 of this Plan.
      2.2 “Administrator” means whichever of the Board or the Committee is from time to time authorized by Section 3.1 to administer the Plan.
      2.3 “Affiliate” means any parent corporation or subsidiary corporation of the Company, whether now or hereafter existing, as those terms are defined in Sections 424(e) and 424(f), respectively, of the Code.
      2.4 “Award” means any right granted under the Plan, including an Incentive Stock Option, a Nonstatutory Stock Option, a Restricted Award, a Performance Award and a Stock Appreciation Right.
      2.5 “Award Agreement” means a written agreement between the Company and a holder of an Award evidencing the terms and conditions of an individual Award grant. Each Award Agreement shall be subject to the terms and conditions of the Plan.
      2.6 “Beneficial Owner” has the meaning assigned to such term in Rule 13d-3 and Rule 13d-5 under the Exchange Act, except that in calculating the beneficial ownership of any particular “person” (as that term is used in Section 13(d)(3) of the Exchange Act), such “person” shall be deemed to have beneficial ownership of all securities that such “person” has the right to acquire by conversion or exercise of other securities, whether such right is currently exercisable or is exercisable only after the passage of time. The terms “Beneficially Owns” and “Beneficially Owned” have a corresponding meaning.
      2.7 “Board” means the Board of Directors of the Company.
      2.8 “Business Combination” has the meaning set forth in Section 2.11(e).
      2.9 “Cashless Exercise” has the meaning set forth in Section 6.4.
      2.10 “Cause” means (a) in the case of a Participant who is subject to an employment or service agreement or employment policy manual of the Company or one of its Affiliates that provides a definition of “Cause,” “Cause” as defined therein, and (b) in the case of all other Participants (i) the commission of, or plea of guilty or no contest to, a felony or a crime involving moral turpitude or the commission of any other act involving willful malfeasance or material breach of a fiduciary duty with respect to the Company or an

Affiliate, (ii) conduct tending to bring the Company into substantial public disgrace, or disrepute, (iii) gross negligence or willful misconduct with respect to the Company or an Affiliate or (iv) material violation of state or federal securities laws. The Administrator, in its absolute discretion, shall determine the effect of all matters and questions relating to whether a Participant has been discharged for Cause.
      2.11 “Change in Control” means:

(a) The direct or indirect sale, transfer, conveyance or other disposition (other than by way of a Business Combination), in one or a series of related transactions, of all or substantially all of the properties or assets of the Company to any “person” (as that term is used in Section 13(d)(3) of the Exchange Act);

(b) The Incumbent Directors ceasing for any reason to constitute at least a majority of the Board;

(c) The adoption of a plan relating to the liquidation or dissolution of the Company;

(d) Any “person” or “group” (as such terms are used in Sections 13(d) and 14(d) of the Exchange Act) becoming, without the approval, recommendation or authorization of the Board, the Beneficial Owner, directly or indirectly, of securities of the Company representing more than 50% of the combined voting power of the Company’s then outstanding securities eligible to vote for the election of the Board (the “Company Voting Securities”); or

(e) The consummation of a merger, consolidation, statutory share exchange or similar form of corporate transaction involving the Company or any of its Subsidiaries that requires the approval of the Company’s shareholders, whether for such transaction or the issuance of securities in the transaction (a “Business Combination”), unless immediately following such Business Combination: 50% or more of the total voting power of (i) the entity that survives or results from the Business Combination (the “Surviving Entity”), or (ii) the ultimate parent entity (the “Parent Entity”) that directly or indirectly controls the Surviving Entity, is represented by Company Voting Securities that were outstanding immediately prior to such Business Combination (or, if applicable, is represented by shares or other securities into which such Company Voting Securities were converted pursuant to such Business Combination), and such voting power among the holders thereof is in substantially the same proportion as the voting power of such Company Voting Securities among the holders thereof immediately prior to the Business Combination.
The foregoing notwithstanding, a transaction shall not constitute a Change in Control if (A) its sole purpose is to change the state of the Company’s incorporation or to create a holding company that will be owned in substantially the same proportions by the persons who held the Company’s securities immediately before such transaction; or (B) it constitutes a secondary public offering that results in any security of the Company being listed (or approved for listing) on any securities exchange or designated (or approved for designation) as a national market security on an interdealer quotation system.
      2.12 “Code” means the Internal Revenue Code of 1986, as amended.
      2.13 “Committee” has the meaning set forth in Section 3.1.
      2.14 “Common Stock” means the common stock, $0.01 par value per share of the Company.
      2.15 “Company” means Red Lion Hotels Corporation, a Washington corporation.
      2.16 “Consultant” means any person, including an advisor (a) who is engaged by the Company or an Affiliate to render consulting or advisory services and who is compensated for such services or who provides bona fide services to the Company or an Affiliate pursuant to a written agreement or (b) who is a member of the Board of Directors of an Affiliate; provided that, except as otherwise permitted in Section 5.4(b) hereof, such person is a natural person and such services are not in connection with the offer or sale of securities in a capital raising transaction and do not directly or indirectly promote or maintain a market for the Company’s securities.

      2.17 “Continuous Service” means that the Participant’s service with the Company or an Affiliate, whether as an Employee, Director or Consultant, is not interrupted or terminated. The Participant’s Continuous Service shall not be deemed to have terminated merely because of a change in the capacity in which the Participant renders service to the Company or an Affiliate as an Employee, Consultant or Director or a change in the entity for which the Participant renders such service, provided that there is no interruption or termination of the Participant’s Continuous Service. For example, a change in status from an Employee of the Company to a Consultant of an Affiliate or a Director will not constitute an interruption of Continuous Service. The Administrator or its delegate, in its sole discretion, may determine whether Continuous Service shall be considered interrupted in the case of any leave of absence approved by that party, including sick leave, military leave or any other personal or family leave of absence.
      2.18 “Covered Employee” means the chief executive officer and the four other highest compensated officers of the Company for whom total compensation is or would be required to be reported to shareholders under the Exchange Act, as determined for purposes of Section 162(m) of the Code.
      2.19 “Date of Grant” means the date on which the Administrator adopts a resolution, or takes other appropriate action, expressly granting an Award to a Participant that specifies the key terms and conditions of the Award and from which the Participant begins to benefit from or be adversely affected by subsequent changes in the Fair Market Value of the Common Stock or, if a different date is set forth in such resolution, or determined by the Administrator, as the Date of Grant, then such date as is set forth in such resolution.
      2.20 “Director” means a member of the Board.
      2.21 “Disability” means that the Optionholder is unable to engage in any substantial gainful activity by reason of any medically determinable physical or mental impairment; provided, however, for purposes of determining the term of an Incentive Stock Option pursuant to Section 6.10 hereof, the term Disability shall have the meaning ascribed to it under Code Section 22(e)(3). The determination of whether an individual has a Disability shall be determined under procedures established by the Administrator. Except in situations where the Administrator is determining Disability for purposes of the term of an Incentive Stock Option pursuant to Section 6.10 hereof within the meaning of Code Section 22(e)(3), the Administrator may rely on any determination that a Participant is disabled for purposes of benefits under any long-term disability plan maintained by the Company or any Affiliate in which a Participant participates.
      2.22 “Effective Date” means April 7, 2006, the date the Board adopted the Plan.
      2.23 “Employee” means any person employed by the Company or an Affiliate.
      2.24 “Exchange Act” means the Securities Exchange Act of 1934, as amended.
      2.25 “Fair Market Value” means, as of any date, the value of the Common Stock as determined in good faith by the Administrator; provided, however, that (a) if the Common Stock is admitted to trading on a national securities exchange or the Nasdaq National Market or Nasdaq Small Cap Market, the Fair Market Value on any date shall be the closing selling price reported for the Common Stock on such exchange or system for such date or, if no sales were reported for such date, for the most recent date on which such a sale was reported, and (b) if the Common Stock is not admitted to trading on a national securities exchange or the Nasdaq National Market or Nasdaq Small Cap Market, but is admitted to quotation on an over the counter market or any interdealer quotation system, the Fair Market Value on any given date shall be the average of the highest bid and lowest asked prices of the Common Stock reported for such date or, if no bid and asked prices were reported for such date, for the last day preceding date for which such prices were reported.
      2.26 “Form S-8” has the meaning set forth in Section 5.4(b).
      2.27 “Free Standing Rights” has the meaning set forth in Section 7.3(a).
      2.28 “Good Reason” means, with respect to a Participant, the occurrence in connection with a Change in Control, without the Participant’s express written consent, of one of the following events or conditions:

(a) A material reduction in the level of the Participant’s responsibilities in comparison to the level thereof at the time of the Change in Control;

(b) The assignment to the Participant of a job title that is not of comparable prestige and status as the Participant’s job title at the time of the Change in Control;

(c) The assignment to the Participant of any duties inconsistent with the Participant’s position at the time of the Change in Control, other than pursuant to the Participant’s promotion;

(d) A material reduction in the Participant’s salary level;

(e) A material reduction in the overall level of employee benefits or perquisites available to the Participant at the time of the Change in Control, or the Participant’s right to participate therein, unless such reduction is nondiscriminatory as to the Participant;

(f) Requiring the Participant to be based anywhere more than fifty (50) miles from the business location to which the Participant normally reported for work at the time of the Change in Control, other than for required business travel not significantly greater than the Participant’s business travel obligations at the time of the Change in Control; or

(g) Occurrence of any of the foregoing events and conditions before consummation of the Change in Control if the Participant reasonably demonstrates that such occurrence was at the request of a third party or otherwise arose in connection with or in anticipation of the Change in Control (for purposes of such demonstration, references in the foregoing events and conditions to the time of the Change in Control shall be deemed to refer to the time of commencement of discussions regarding the Change in Control).
      2.29 “Incentive Stock Option” means an Option intended to qualify as an incentive stock option within the meaning of Section 422 of the Code and the regulations promulgated thereunder.
      2.30 “Incumbent Directors” means individuals who, on the Effective Date, constitute the Board, provided that any individual becoming a Director subsequent to the Effective Date whose election or nomination for election to the Board was approved by a vote of at least two-thirds of the Incumbent Directors then on the Board (either by a specific vote or by approval without objection to such nomination of the proxy statement of the Company in which such person was named as a nominee for Director) shall be an Incumbent Director. No individual initially elected or nominated as a director of the Company as a result of an actual or threatened election contest with respect to Directors or as a result of any other actual or threatened solicitation of proxies by or on behalf of any person other than the Board shall be an Incumbent Director.
      2.31 “Inducement Award” means the grant of an Award as a material inducement to a person being hired by the Company or any of its Affiliates, or being rehired following a bona fide period of interruption of employment. Inducement Awards include grants to new Employees in connection with a merger or acquisition.
      2.32 “Market Stand-Off” has the meaning set forth in Section 15.
      2.33 “Non-Employee Director” means a Director who is a “non-employee director” within the meaning of Rule 16b-3.
      2.34 “Nonstatutory Stock Option” means an Option not intended to qualify as an Incentive Stock Option.
      2.35 “Option” means an Incentive Stock Option or a Nonstatutory Stock Option granted pursuant to the Plan.
      2.36 “Optionholder” means a person to whom an Option is granted pursuant to the Plan or, if applicable, such other person who holds an outstanding Option.
      2.37 “Outside Director” means a Director who is an “outside director” within the meaning of Section 162(m) of the Code and Treasury Regulations Section 1.162-27(e)(3).
      2.38 “Participant” means a person to whom an Award is granted pursuant to the Plan or, if applicable, such other person who holds an outstanding Award.

      2.39 “Performance Award” means Awards granted pursuant to Section 7.2, which may be share-or cash-denominated.
      2.40 “Permitted Transferee” of a Holder means any child, stepchild, grandchild, parent, stepparent, grandparent, spouse, former spouse, sibling, niece, nephew, mother-in-law, father-in-law, son-in-law, daughter-in-law, brother-in-law, or sister-in-law of the Holder (including any such relative by adoption); any person sharing the Holder’s household (other than a tenant or employee); a trust in which these persons have more than fifty percent (50%) of the beneficial interest; and any other non-charitable entity in which these persons (or the Holder) own more than fifty percent (50%) of the voting interests.
      2.41 “Plan” means this Red Lion Hotels Corporation 2006 Stock Incentive Plan.
      2.42 “Related Rights” has the meaning set forth in Section 7.3(a).
      2.43 “Restricted Award” means any Award granted pursuant to Section 7.1.
      2.44 “Restricted Period” has the meaning set forth in Section 7.1.
      2.45 “Rule 16b-3” means Rule 16b-3 promulgated under the Exchange Act or any successor to Rule 16b-3, as in effect from time to time.
      2.46 “SAR Amount” has the meaning set forth in Section 7.3(h).
      2.47 “SAR Exercise Price” has the meaning set forth in Section 7.3(b).
      2.48 “Securities Act” means the Securities Act of 1933, as amended.
      2.49 “Stock Appreciation Right” means the right pursuant to an award granted pursuant to Section 7.3.
      2.50 “Stock for Stock Exchange” has the meaning set forth in Section 6.4.
      2.51 “Ten Percent Shareholder” means a person who owns (or is deemed to own pursuant to Section 424(d) of the Code) stock possessing more than 10% of the total combined voting power of all classes of stock of the Company or of any of its Affiliates.

3.	ADMINISTRATION.
      3.1 Administration by Committee or Board. The Plan shall be administered by the Compensation Committee of the Board unless the Board delegates administration to a different committee of the Board (the Compensation Committee or such other committee, as the case shall be, shall be referred to as the “Committee”) or determines to administer the Plan itself.
      3.2 Powers of Administrator. The Administrator shall have the power and authority to select Participants and grant them Awards pursuant to the terms of the Plan.
      3.3 Specific Powers. In particular, the Administrator shall have the authority: (a) to construe and interpret the Plan and apply its provisions; (b) to promulgate, amend, and rescind rules and regulations relating to the administration of the Plan; (c) to authorize any person to execute, on behalf of the Company, any instrument required to carry out the purposes of the Plan; (d) to delegate its authority to one or more officers of the Company with respect to awards that do not involve Covered Employees or “insiders” within the meaning of Section 16 of the Exchange Act; (e) to determine when Awards are to be granted under the Plan; (f) from time to time to select, subject to the limitations set forth in this Plan, those Participants to whom Awards shall be granted; (g) to determine the number of shares of Common Stock to be made subject to each Award; (h) to determine whether an Option is to be an Incentive Stock Option or a Nonstatutory Stock Option; (i) to prescribe the terms and conditions of each Award, including, without limitation, the exercise price and medium of payment and vesting provisions, and to specify the provisions of the Award Agreement relating to such Award; (j) subject to Section 13.5, to amend any outstanding Awards, including for the purpose of modifying the time or manner of vesting, the purchase price or exercise price, or the term of any outstanding Award; (k) to determine the duration and purpose of leaves of absences that may be granted to a Participant without constituting termination of his or her employment for purposes of the Plan, which periods shall be no shorter than the periods generally applicable to Employees under the Company’s employment policies; and (l) to exercise discretion to make any and all other determinations that it determines to be necessary or advisable for administration of the Plan.
      3.4 Decisions Final. All decisions made by the Administrator pursuant to the provisions of the Plan shall be final and binding on the Company and the Participants and any other person having any interest in an Award, unless such decisions are determined by a court having jurisdiction to have been arbitrary and capricious.
      3.5 The Committee. If the Plan is administered by a Committee, the Committee shall have, in connection with the administration of the Plan, the powers that the Board would possess if it were administering the Plan, including the power to delegate to a subcommittee or, to the extent permitted by applicable law, to the chairman of the Committee any of the administrative powers the Committee is authorized to exercise (and references in this Plan to the Administrator shall thereafter be to such subcommittee or chairman), subject, however, to such resolutions, not inconsistent with the provisions of the Plan, as may be adopted from time to time by the Board. The Board may abolish the Committee at any time and revest in the Board the administration of the Plan. The members of the Committee shall be appointed by and serve at the pleasure of the Board. From time to time, the Board may increase or decrease the size of the Committee, add additional members to, remove members (with or without cause) from, appoint new members in substitution therefor, and fill vacancies, however caused, in the Committee. The Committee shall act pursuant to a vote of the majority of its members or, in the case of a Committee comprised of only two members, the unanimous consent of its members, whether present or not, or by the unanimous written consent of its members and minutes shall be kept of all of its meetings and copies thereof shall be provided to the Board. Subject to the limitations prescribed by the Plan and the Board, the Committee may establish and follow such rules and regulations for the conduct of its business as it may determine to be advisable.

4.	SHARES SUBJECT TO THE PLAN.
      4.1 Share Reserve. Subject to the provisions of Section 12.1 relating to adjustments upon changes in Common Stock, the shares that may be issued pursuant to Awards shall consist of the Company’s authorized but unissued Common Stock, and the maximum aggregate amount of such Common Stock that may be issued upon exercise of all Awards under the Plan shall be 1,000,000 shares, all of which may be used for Incentive Stock Options but no more than 500,000 of which may be used for Restricted Awards. If any payment required in connection with an Award (whether on account of the exercise price for an Option or Award, the satisfaction of withholding tax liabilities in connection with the Award or otherwise) is satisfied through the tendering of shares of Common Stock (either by actual tender or by attestation) or by the withholding of shares of Common Stock, only the number of shares of Common Stock issued by the Company, net of the shares tendered or withheld, shall be counted for purposes of determining the number of shares of Common Stock available for issuance under the Plan. Shares of Common Stock that are subject to tandem Awards shall be counted only once.
      4.2 Reversion of Shares to the Share Reserve. If any Award shall for any reason expire or otherwise terminate, in whole or in part, the shares of Common Stock not acquired under such Award shall revert to and again become available for issuance under the Plan. If shares of Common Stock issued under the Plan are reacquired by the Company pursuant to the terms of any forfeiture provision, such shares shall again be available for purposes of the Plan.
      4.3 Source of Shares. The shares of Common Stock subject to the Plan may be authorized but unissued Common Stock.

5.	ELIGIBILITY.
      5.1 Eligibility for Specific Awards. Incentive Stock Options may be granted only to Employees. Awards other than Incentive Stock Options may be granted to Employees, to Directors and, subject to the limitations of Section 5.4, to Consultants.

      5.2 Ten Percent Shareholders. A Ten Percent Shareholder shall not be granted an Incentive Stock Option unless the exercise price of such Option is at least 110% of the Fair Market Value of the Common Stock at the Date of Grant and the Option is not exercisable after the expiration of five years from the Date of Grant.
      5.3 Section 162(m) Limitation. Subject to the provisions of Section 12.1 relating to adjustments upon changes in the shares of Common Stock, no Employee shall be eligible to be granted Options or Stock Appreciation Rights covering more than 250,000 shares during any fiscal year, or Performance Awards that could result in such Employee receiving more than 250,000 shares of Common Stock in the case of share-denominated Performance Awards.
      5.4 Consultants. A Consultant shall not be eligible for the grant of an Award if, at the time of grant, a Form S-8 Registration Statement under the Securities Act (“Form S-8”) is not available to register either the offer or the sale of the Company’s securities to such Consultant because of the nature of the services that the Consultant is providing to the Company (i.e., capital raising), or because the Consultant is not a natural person, or as otherwise provided by the rules governing the use of Form S-8, unless the Company determines both (a) that such grant (i) shall be registered in another manner under the Securities Act (e.g., on a Form S-3 Registration Statement) or (ii) does not require registration under the Securities Act in order to comply with the requirements of the Securities Act, if applicable, and (b) that such grant complies with the securities laws of all other relevant jurisdictions.

6.	OPTION PROVISIONS.
      Each Option shall be in such form and shall contain such terms and conditions as the Administrator shall deem appropriate; provided, however, that no Option shall contain a “reload” feature automatically entitling the Optionholder to receive an additional Option upon exercise of the original Option. All Options shall be separately designated Incentive Stock Options or Nonstatutory Stock Options at the time of grant, and, if certificates are issued, a separate certificate or certificates will be issued for shares of Common Stock purchased on exercise of each type of Option. Notwithstanding the foregoing, the Company shall have no liability to any Participant or any other person if an Option designated as an Incentive Stock Option fails to qualify as such at any time or if an Option is determined to constitute “nonqualified deferred compensation” within the meaning of Section 409A of the Code and the terms of such Option do not satisfy the additional conditions applicable to nonqualified deferred compensation under Section 409A of the Code and Section 8 of the Plan. The provisions of separate Options need not be identical, but each Option shall include (through incorporation of provisions hereof by reference in the Option or otherwise) the substance of each of the following provisions, to the extent applicable:
      6.1 Term. Subject to the provisions of Section 5.2 regarding Ten Percent Shareholders, no Incentive Stock Option shall be exercisable after the expiration of 10 years from the date it was granted.
      6.2 Exercise Price of an Incentive Stock Option. Subject to the provisions of Section 5.2 regarding Ten Percent Shareholders, the exercise price of each Incentive Stock Option shall be not less than 100% of the Fair Market Value of the Common Stock subject to the Option on the Date of Grant of the Option Notwithstanding the foregoing, an Incentive Stock Option may be granted with an exercise price lower than that set forth in the preceding sentence if such Option is granted pursuant to an assumption or substitution for another option in a manner satisfying the provisions of Section 424(a) of the Code.
      6.3 Exercise Price of a Nonstatutory Stock Option. The exercise price of each Nonstatutory Stock Option shall be not less than 100% of the Fair Market Value of the Common Stock subject to the Option on the Date of Grant of the Option. Notwithstanding the foregoing, a Nonstatutory Stock Option may be granted with an exercise price lower than that set forth in the preceding sentence if such Option is granted pursuant to an assumption or substitution for another option in a manner satisfying the provisions of Section 424(a) of the Code.
      6.4 Consideration. The exercise price of Common Stock acquired pursuant to an Option shall be paid, to the extent permitted by applicable statutes and regulations, either (a) in cash or by certified or bank check at the time the Option is exercised or (b) in the discretion of the Administrator, upon such terms as the Administrator shall approve, the exercise price may be paid:

(i) by delivery to the Company of other Common Stock, duly endorsed for transfer to the Company, with a Fair Market Value on the date of delivery equal to the exercise price due for the number of shares being acquired, or by means of attestation whereby the Participant (A) identifies for delivery specific shares of Common Stock that have been held for more than six months (or such longer or shorter period of time required to avoid a charge to earnings for financial accounting purposes) and that have a Fair Market Value on the date of attestation equal to the exercise price and (B) receives a number of shares of Common Stock equal to the difference between the number of shares thereby purchased and the number of identified attestation shares of Common Stock (a “Stock for Stock Exchange”);

(ii) during any period when the Common Stock is publicly traded, by a copy of instructions to a broker directing such broker to sell the Common Stock for which such Option is exercised, and to remit to the Company the aggregate Exercise Price of such Option (a “Cashless Exercise”); or

(iii) in any other form of legal consideration that may be acceptable to the Administrator, including without limitation with a full-recourse promissory note.
Notwithstanding the foregoing, during any period when the Common Stock is publicly traded, a Cashless Exercise, exercise with a promissory note or other transaction by a Director or executive officer that involves or may involve a direct or indirect extension of credit or arrangement of an extension of credit by the Company or an Affiliate in violation of Section 402(a) of the Sarbanes-Oxley Act (codified as Section 13(k) of the Exchange Act) shall be prohibited with respect to any Award under this Plan. Unless otherwise specified in the Award Agreement, payment of the exercise price by a Participant who is an officer, director or other “insider” subject to Section 16(b) of the Exchange Act in the form of a Stock for Stock Exchange is subject to pre-approval by the Administrator, in its sole discretion. Any such pre-approval shall be documented in a manner that complies with the specificity requirements of Rule 16b-3, including the name of the Participant involved in the transaction, the nature of the transaction, the number of shares to be acquired or disposed of by the Participant and the material terms of the Option involved in the transaction. The Administrator may require some or all Participants to use one or more brokers designated by the Administrator to sell Common Stock in connection with a Cashless Exercise.
      6.5 Transferability of an Option. Except as provided in Section 6.6, an Option shall not be transferable except by will or by the laws of descent and distribution and shall be exercisable during the lifetime of the Optionholder only by the Optionholder.
      6.6 Discretionary Transferability of Nonstatutory Stock Option. The Administrator in its discretion may provide, either in the Award Agreement for a Nonstatutory Stock Option or by a subsequent determination, that the Option may be transferred as provided in the next sentence. In such event, except to the extent limited by the Administrator, the original Optionholder may transfer the Option to any Permitted Transferee, so long as the transfer is without value, and the Permitted Transferee may transfer the Option without value to any other Permitted Transferee of the original Optionholder. Neither (a) a transfer under a domestic relations order in settlement of marital property rights, nor (b) a transfer to an entity in which more than fifty percent (50%) of the voting interests are owned by Permitted Transferees (or the original Optionholder) in exchange for an interest in that entity, will constitute a transfer for value.
      6.7 Vesting Generally. The Option may, but need not, vest and therefore become exercisable in periodic installments that may, but need not, be equal. The Option may be subject to such other terms and conditions on the time or times when it may be exercised (which may be based on performance or other criteria) as the Administrator may deem appropriate. The vesting provisions of individual Options may vary. No Option may be exercised for a fraction of a share of Common Stock. The Administrator in its discretion may provide, either in the Award Agreement for an Option or by a subsequent determination, for acceleration of the vesting and exercisability of the Option at any time. Unless otherwise specified in an Award Agreement for an Option, each Option granted pursuant to the terms of the Plan shall become exercisable at the rate of 25% per year over the four-year period commencing on the date the Option is granted
      6.8 Termination of Continuous Service. Unless otherwise specified in an Award Agreement for an Option or in an Optionholder’s employment agreement, if the Optionholder’s Continuous Service terminates (other than upon the Optionholder’s death or Disability or termination by the Company for Cause), the Optionholder may exercise his or her Option (to the extent that the Optionholder was entitled to exercise such Option as of the date of termination), but only during the period ending on the earlier of (a) the date three months following the termination of the Optionholder’s Continuous Service, or (b) the expiration of the term of the Option as set forth in its Award Agreement. To the extent the Option is not exercised within that period, it shall terminate. Unless otherwise specified in an Award Agreement for an Option or in an Optionholder’s employment agreement, or as otherwise provided in Sections 6.10 and 6.11 of this Plan, outstanding Options that are not exercisable at the time the Optionholder’s Continuous Service terminates for any reason other than for Cause (including an Optionholder’s death or Disability) shall be forfeited and expire at the close of business on the date of such termination. If the Optionholder’s Continuous Service terminates for Cause, all outstanding Options shall be forfeited (whether or not vested) and expire as of the beginning of business on the date of such termination for Cause.
      6.9 Extension of Termination Date. Unless otherwise specified in an Award Agreement for an Option, if exercise of the Option following termination of the Optionholder’s Continuous Service is prohibited because the issuance of shares of Common Stock would violate the Securities Act or any other state or federal securities or other laws or the rules of any securities exchange or interdealer quotation system, then the Option shall terminate upon the expiration of a period after termination of the Participant’s Continuous Service that is three months after the end of the period during which the exercise of the Option would be in violation of such laws or rules. In addition, unless otherwise specified in an Award Agreement for an Option, if upon exercise of the Option following termination of the Optionholder’s Continuous Service, the Optionholder would be prohibited by the Company’s insider trading policy from immediately selling the shares of Common Stock issuable upon such exercise, then the Option shall terminate upon expiration of a period after termination of the Participant’s Continuous Service that is three months after the end of the period during which such sale would be prohibited by the Company’s insider trading policy.
      6.10 Disability of Optionholder. Unless otherwise specified in an Award Agreement for an Option or in an Optionholder’s employment agreement, if the Optionholder’s Continuous Service terminates as a result of the Optionholder’s Disability, the Optionholder may exercise his or her Option (to the extent that the Optionholder was entitled to exercise such Option as of the date of termination), but only during the period ending on the earlier of (a) the date 12 months following such termination or (b) the expiration of the term of the Option as set forth in its Award Agreement. To the extent the Option is not exercised within that period, it shall terminate.
      6.11 Death of Optionholder. Unless otherwise specified in an Award Agreement for an Option or in an Optionholder’s employment agreement, if the Optionholder’s Continuous Service terminates as a result of the Optionholder’s death, then the Option may be exercised (to the extent the Optionholder was entitled to exercise such Option as of the date of death) by the Optionholder’s estate or by a person who acquired the right to exercise the Option by bequest or inheritance, but only during the period ending on the earlier of (a) the date 12 months following the date of death or (b) the expiration of the term of such Option as set forth in its Award Agreement. To the extent the Option is not exercised within that period, it shall terminate.
      6.12 Incentive Stock Option $100,000 Limitation. To the extent that the aggregate Fair Market Value (determined at the time of grant) of Common Stock with respect to which Incentive Stock Options are exercisable for the first time by any Optionholder during any calendar year (under all plans of the Company and its Affiliates) exceeds $100,000, the Options or portions thereof that exceed such limit (according to the order in which they were granted) shall be treated as Nonstatutory Stock Options.

7.	PROVISIONS OF AWARDS OTHER THAN OPTIONS.
      7.1 Restricted Awards. A Restricted Award is an Award of actual shares of Common Stock (so-called “restricted stock”) or hypothetical Common Stock units (so-called “restricted stock units”) having a value equal to the Fair Market Value of an identical number of shares of Common Stock, which may, but need not, provide that such Restricted Award may not be sold, assigned, transferred or otherwise disposed of, pledged or hypothecated as collateral for a loan or as security for the performance of any obligation or for any other purpose for such period (the “Restricted Period”) as the Administrator shall determine. The terms and conditions of the Restricted Award may change from time to time, and the terms and conditions of separate Restricted Awards need not be identical, but each Restricted Award shall include (through incorporation of provisions hereof by reference in the agreement or otherwise) the substance of each of the following provisions, to the extent applicable:

(a) Purchase Price. The purchase price of Restricted Awards, if any, shall be determined by the Administrator, and may be stated as cash, property or services.

(b) Consideration. The cash consideration, if any, for Common Stock acquired pursuant to the Restricted Award shall be paid either: (i) in cash at the time of purchase; or (ii) in any other form of legal consideration that may be acceptable to the Administrator in its discretion including, without limitation, a recourse promissory note, property or a Stock for Stock Exchange, or services that the Administrator determines have a value at least equal to the Fair Market Value of such Common Stock.

(c) Vesting. Shares of Common Stock acquired under or subject to the Restricted Award may, but need not, be subject to a Restricted Period during which such shares or the right to acquire such shares will be forfeited to the Company if the specified restrictions or conditions for the Restricted Award are not satisfied. The Administrator in its discretion may provide, either in the Award Agreement for a Restricted Award or by a subsequent determination, for acceleration of the end of the Restricted Period at any time, in which event all such restrictions and conditions shall lapse or be deemed satisfied, as the case may be.

(d) Termination of Participant’s Continuous Service. Unless otherwise provided in the Award Agreement for a Restricted Award or in the employment agreement of the Participant holding the Restricted Award, if the Participant’s Continuous Service terminates for any reason, the Participant shall forfeit the unvested portion of a Restricted Award acquired in consideration of prior or future services, and all of the shares of Common Stock held by the Participant that have not vested as of the date of termination under the terms of the Restricted Award shall be forfeited and the Participant shall have no further rights with respect to the unvested portion of the Award.

(e) Transferability. Rights to acquire shares of Common Stock under the Restricted Award shall be transferable by the Participant only upon such terms and conditions as are set forth in the Award Agreement, as the Administrator shall determine in its discretion, so long as Common Stock awarded under the Restricted Award remains subject to the terms of the Award Agreement.

(f) Concurrent Tax Payment. The Administrator, in its sole discretion, may (but shall not be required to) provide for payment of a concurrent cash award in an amount equal, in whole or in part, to the estimated after tax amount required to satisfy applicable federal, state or local tax withholding obligations arising from the receipt and deemed vesting of restricted stock for which an election under Section 83(b) of the Code may be required.

(g) Lapse of Restrictions. Upon the expiration or termination of the Restricted Period and the satisfaction of any other conditions prescribed by the Administrator, the restrictions applicable to the Restricted Award shall lapse and a stock certificate for the number of shares of Common Stock with respect to which the restrictions have lapsed shall be delivered, free of any restrictions except those that may be imposed by law, the terms of the Plan or the terms of a Restricted Award, to the Participant or the Participant’s estate, as the case may be, unless such Restricted Award is subject to a deferral condition that complies with the 409A Award requirements that may be allowed or required by the Administrator in its sole discretion. The Company shall not be required to deliver any fractional share of

Common Stock but will pay, in lieu thereof, the Fair Market Value of such fractional share in cash to the Participant or the Participant’s estate, as the case may be. Unless otherwise subject to a deferral condition that complies with the 409A Award requirements, the Common Stock certificate shall be issued and delivered and the Participant shall be entitled to the beneficial ownership rights of such Common Stock not later than (i) the date that is 2 1/2 months after the end of the Participant’s taxable year for which the Restricted Period ends and the Participant has a legally binding right to such amounts; (ii) the date that is 2 1/2 months after the end of the Company’s taxable year for which the Restricted Period ends and the Participant has a legally binding right to such amounts, whichever is later; or (iii) such earlier date as may be necessary to avoid application of Code Section 409A to such Award.

      7.2 Performance Awards.

(a) Nature of Performance Awards. A Performance Award is an Award entitling the recipient to acquire cash, actual shares of Common Stock or hypothetical Common Stock units having a value equal to the Fair Market Value of an identical number of shares of Common Stock upon the attainment of specified performance goals. The Administrator may make Performance Awards independent of or in connection with the granting of any other Award under the Plan. Performance Awards may be granted under the Plan to any Participant, including those who qualify for awards under other performance plans of the Company. The Administrator in its sole discretion shall determine whether and to whom Performance Awards shall be made, the performance goals applicable under each Award, the periods during which performance is to be measured, and all other limitations and conditions applicable to the awarded cash or shares. Performance goals shall be based on a pre-established objective formula or standard that specifies the manner of determining the amount of cash or the number of shares under the Performance Award that will be granted or will vest if the performance goal is attained. Performance goals will be determined by the Administrator prior to the time 25% of the service period has elapsed and may be based on one or more business criteria that apply to a Participant, a business unit or the Company and its Affiliates. Such business criteria may include, by way of example and without limitation, revenue, earnings before interest, taxes, depreciation and amortization (EBITDA), funds from operations, funds from operations per share, operating income, pre-tax or after-tax income, cash available for distribution, cash available for distribution per share, net earnings, earnings per share, return on equity, return on assets, return on capital, economic value added, share price performance, improvements in the Company’s attainment of expense levels, and implementing or completion of critical projects, or improvement in cash-flow (before or after tax). A performance goal may be measured over a performance period on a periodic, annual, cumulative or average basis and may be established on a corporate-wide basis or established with respect to one or more operating units, divisions, subsidiaries, acquired businesses, minority investments, partnerships or joint ventures. More than one performance goal may be incorporated in a performance objective, in which case achievement with respect to each performance goal may be assessed individually or in combination with each other. The Administrator may, in connection with the establishment of performance goals for a performance period, establish a matrix setting forth the relationship between performance on two or more performance goals and the amount of the Performance Award payable for that performance period. The level or levels of performance specified with respect to a performance goal may be established in absolute terms, as objectives relative to performance in prior periods, as an objective compared to the performance of one or more comparable companies or an index covering multiple companies, or otherwise as the Administrator may determine. Performance goals shall be objective and, if the Company is publicly traded, shall otherwise meet the requirements of Section 162(m) of the Code. Performance goals may differ for Performance Awards granted to any one Participant or to different Participants. A Performance Award to a Participant who is a Covered Employee shall (unless the Administrator determines otherwise) provide that, if the Participant’s Continuous Service terminates prior to the end of the performance period for any reason, such Award will be payable only (i) if the applicable performance objectives are achieved and (ii) to the extent, if any, the Administrator shall determine. Such objective performance goals are not required to be based on increases in a specific business criteria, but may be based on maintaining the status quo or limiting economic losses.

(b) Restrictions on Transfer. Performance Awards and all rights with respect to such Performance Awards may not be sold, assigned, transferred, pledged or otherwise encumbered.

(c) Rights as a Shareholder. A Participant receiving a Performance Award that is denominated in shares of Common Stock or hypothetical Common Stock units shall have the rights of a shareholder only as to shares actually received by the Participant under the Plan and not with respect to shares subject to the Award but not actually received by the Participant. A Participant shall be entitled to receive a stock certificate evidencing the acquisition of shares of Common Stock under a Performance Award only upon satisfaction of all conditions specified in the written instrument evidencing the Performance Award (or in a performance plan adopted by the Administrator). The Common Stock certificate shall be issued and delivered and the Participant shall be entitled to the beneficial ownership rights of such Common Stock not later than the later of (i) the date that is 2 1/2 months after the end of the Participant’s taxable year for which the Administrator certifies that the Performance Award conditions have been satisfied and the Participant has a legally binding right to such amounts, or (ii) the date that is 2 1/2 months after the end of the Company’s taxable year for which the Administrator certifies that the Performance Award conditions have been satisfied and the Participant has a legally binding right to such amounts, or such other date as may be necessary to avoid application of Section 409A to such Awards.

(d) Termination. Except as may otherwise be provided by the Administrator at any time, a Participant’s rights in all Performance Awards shall automatically terminate upon the Participant’s termination of employment (or business relationship) with the Company and its Affiliates for any reason.

(e) Acceleration, Waiver, Etc. At any time prior to the Participant’s termination of employment (or other business relationship) with the Company and its Affiliates, the Administrator may in its sole discretion accelerate, waive or, subject to Section 13, amend any or all of the goals, restrictions or conditions imposed under any Performance Award. The Administrator in its discretion may provide, either in the Award Agreement for a Performance Award or by a subsequent determination, for acceleration of vesting of the Performance Award at any time.

(f) Certification. Following the completion of each performance period, the Administrator shall certify in writing, in accordance with the requirements of Section 162(m) of the Code, whether the performance objectives and other material terms of a Performance Award have been achieved or met. Unless the Administrator determines otherwise, Performance Awards shall not be settled until the Administrator has made the certification specified under this Section 7.2(f).
      7.3 Stock Appreciation Rights.

(a) General. Stock Appreciation Rights may be granted either alone (“Free Standing Rights”) or, provided the requirements of Section 7.3(b) are satisfied, in tandem with all or part of any Option granted under the Plan (“Related Rights”). In the case of a Nonstatutory Stock Option, Related Rights may be granted either at or after the time of the grant of such Option. In the case of an Incentive Stock Option, Related Rights may be granted only at the time of the grant of the Incentive Stock Option.

(b) Grant Requirements. A Stock Appreciation Right may only be granted if the Stock Appreciation Right: (i) does not provide for the deferral of compensation within the meaning of Section 409A of the Code; or (ii) satisfies the requirements of Section 7.3(h) and Section 8 hereof. A Stock Appreciation Right does not provide for a deferral of compensation if: (A) the value of the Common Stock the excess over which the right provides for payment upon exercise (the “SAR Exercise Price”) may never be less than the Fair Market Value of the underlying Common Stock on the date the right is granted, (B) the compensation payable under the Stock Appreciation Right can never be greater than the difference between the SAR exercise price and the Fair Market Value of the Common Stock on the date the Stock Appreciation Right is exercised, (C) the number of shares of Common Stock subject to the Stock Appreciation Right are fixed on the date of grant of the Stock Appreciation Right, and (D) the right does not include any feature for the deferral of compensation other than the deferral of recognition of income until the exercise of the right.

(c) Exercise and Payment. Upon exercise thereof, the holder of a Stock Appreciation Right shall be entitled to receive from the Company, an amount equal to the product of (i) the excess of the Fair Market Value, on the date of such written request, of one share of Common Stock over the SAR Exercise Price per share specified in such Stock Appreciation Right or its related Option, multiplied by (ii) the number of shares for which such Stock Appreciation Right shall be exercised. Payment with respect to the exercise of a Stock Appreciation Right that satisfies the requirements of Section 7.3(b)(i) shall be made on the date of exercise in shares of Common Stock (with or without restrictions as to substantial risk of forfeiture and transferability, as determined by the Administrator in its sole discretion) valued at Fair Market Value on the date of exercise. Payment with respect to the exercise of a Stock Appreciation Right that does not satisfy the requirements of Section 7.3(b)(i) shall be paid at the time specified in the Award in accordance with the provisions of Section 7.3(h) and Section 8. Payment may be made in the form of shares of Common Stock (with or without restrictions as to substantial risk of forfeiture and transferability, as determined by the Administrator in its sole discretion), cash or a combination thereof, as determined by the Administrator.

(d) Exercise Price. The SAR Exercise Price of a Free Standing Stock Appreciation Right shall be determined by the Administrator, but shall not be less than 100% of the Fair Market Value of one share of Common Stock on the Date of Grant of such Stock Appreciation Right. A Related Right granted simultaneously with or subsequent to the grant of an Option and in conjunction therewith or in the alternative thereto shall have the same exercise price as the related Option, shall be transferable only upon the same terms and conditions as the related Option, and shall be exercisable only to the same extent as the related Option; provided, however, that a Stock Appreciation Right, by its terms, shall be exercisable only when the Fair Market Value per share of Common Stock subject to the Stock Appreciation Right and related Option exceeds the exercise price per share thereof and no Stock Appreciation Rights may be granted in tandem with an Option unless the Administrator determines that the requirements of Section 7.3(b)(i) are satisfied. The Administrator in its discretion may provide, either in the Award Agreement for a Stock Appreciation Right or by a subsequent determination, for acceleration of the exercisability of the Stock Appreciation Right at any time.

(e) Reduction in the Underlying Option Shares. Upon any exercise of a Stock Appreciation Right, the number of shares of Common Stock for which any related Option shall be exercisable shall be reduced by the number of shares for which the Stock Appreciation Right shall have been exercised. The number of shares of Common Stock for which a Stock Appreciation Right shall be exercisable shall be reduced upon any exercise of any related Option by the number of shares of Common Stock for which such Option shall have been exercised.

(f) Written Request. Unless otherwise determined by the Administrator in its sole discretion and only if permitted in the Stock Appreciation Right’s Award Agreement, any exercise of a Stock Appreciation Right for cash may be made only by a written request filed with the Corporate Secretary of the Company during the period beginning on the third business day following the date of release for publication by the Company of quarterly or annual summary statements of earnings and ending on the twelfth business day following such date. Within 30 days of the receipt by the Company of a written request to receive cash in full or partial settlement of a Stock Appreciation Right or to exercise such Stock Appreciation Right for cash, the Administrator shall, in its sole discretion, either consent to or disapprove, in whole or in part, such written request. A written request to receive cash in full or partial settlement of a Stock Appreciation Right or to exercise a Stock Appreciation Right for cash may provide that, if the Administrator shall disapprove such written request, such written request shall be deemed to be an exercise of such Stock Appreciation Right for shares of Common Stock.

(g) Disapproval by Administrator. If the Administrator disapproves in whole or in part any election by a Participant to receive cash in full or partial settlement of a Stock Appreciation Right or to exercise such Stock Appreciation Right for cash, such disapproval shall not affect such Participant’s right to exercise such Stock Appreciation Right at a later date, to the extent that such Stock Appreciation Right shall be otherwise exercisable, or to elect the form of payment at a later date, provided that an election to receive cash upon such later exercise shall be subject to the approval of the Administrator. Additionally, such disapproval shall not affect such Participant’s right to exercise any related Option.

(h) Additional Requirements under Section 409A. A Stock Appreciation Right that is not intended to or fails to satisfy the requirements of Section 7.3(b)(i) shall satisfy the requirements of this Section 7.3(h) and the additional conditions applicable to nonqualified deferred compensation under Section 409A of the Code, in accordance with Section 8 hereof. The requirements herein shall apply if any Stock Appreciation Right under this Plan is granted with an SAR Exercise Price less than Fair Market Value of the Common Stock underlying the Award on the date the Stock Appreciation Right is granted (regardless of whether or not such SAR Exercise Price is intentionally or unintentionally priced at less than Fair Market Value, or is materially modified at a time when the Fair Market Value exceeds the SAR Exercise Price), provides that it is settled in cash, or is otherwise determined to constitute “nonqualified deferred compensation” within the meaning of Section 409A of the Code. Any such Stock Appreciation Right may provide that it is exercisable at any time permitted under the governing written instrument, but such exercise shall be limited to fixing the measurement of the amount, if any, by which the Fair Market Value of a share of Common Stock on the date of exercise exceeds the SAR exercise price (the “SAR Amount”). However, once the Stock Appreciation Right is exercised, the SAR Amount may only be paid on the fixed time, payment schedule or other event specified in the governing written instrument or in Section 8.1 hereof.

8.	ADDITIONAL CONDITIONS APPLICABLE TO NONQUALIFIED DEFERRED COMPENSATION UNDER SECTION 409A OF THE CODE.
      If any Award under this Plan is granted with an exercise price less than Fair Market Value of the Common Stock subject to the Award on the Date of Grant (regardless of whether or not such exercise price is intentionally or unintentionally priced at less than Fair Market Value, or such Award is materially modified and deemed a new Award at a time when the Fair Market Value exceeds the exercise price), or is otherwise determined to constitute a 409A Award, the following additional conditions shall apply and shall supersede any contrary provisions of this Plan or the terms of any Award Agreement for the 409A Award.
      8.1 Exercise and Distribution. No 409A Award shall be exercisable or distributable earlier than upon one of the following:

(a) Specified Time. A specified time or a fixed schedule set forth in the written instrument evidencing the 409A Award, but not later than after the expiration of 10 years from the Date of Grant. If the written grant instrument does not specify a fixed time or schedule, such time shall be the date that is the fifth anniversary of the Date of Grant.

(b) Separation from Service. Separation from service (within the meaning of Section 409A of the Code) by the 409A Award recipient; provided, however, if the 409A Award recipient is a “key employee” (as defined in Section 416(i) of the Code without regard to paragraph (5) thereof) and any of the Company’s stock is publicly traded on an established securities market or otherwise, exercise or distribution under this Section 8.1(b) may not be made before the date that is six months after the date of separation from service.

(c) Death. The date of death of the 409A Award recipient.

(d) Disability. The date the 409A Award recipient becomes disabled (within the meaning of Section 8.4(b) hereof).

(e) Unforeseeable Emergency. The occurrence of an unforeseeable emergency (within the meaning of Section 8.4(c) hereof), but only if the net value (after payment of the exercise price) of the number of shares of Common Stock that become issuable does not exceed the amounts necessary to satisfy such emergency plus amounts necessary to pay taxes reasonably anticipated as a result of the exercise, after taking into account the extent to which the emergency is or may be relieved through reimbursement or compensation by insurance or otherwise or by liquidation of the Participant’s other assets (to the extent such liquidation would not itself cause severe financial hardship).

(f) Change in Control Event. The occurrence of a Change in Control Event (within the meaning of Section 8.4(a) hereof), including the Company’s discretionary exercise of the right to accelerate vesting of such Award upon a Change in Control Event or to terminate the Plan or any 409A Award granted hereunder within 12 months of the Change in Control Event.
      8.2 Term. Notwithstanding anything to the contrary in this Plan or the terms of any 409A Award agreement, the term of any 409A Award shall expire and such Award shall no longer be exercisable on the date that is the later of: (a) 2 1/2 months after the end of the Company’s taxable year in which the 409A Award first becomes exercisable or distributable pursuant to Section 8 hereof and is not subject to a substantial risk of forfeiture; or (b) 2 1/2  months after the end of the 409A Award recipient’s taxable year in which the 409A Award first becomes exercisable or distributable pursuant to Section 8 hereof and is not subject to a substantial risk of forfeiture, but not later than the earlier of (i) the expiration of 10 years from the date the 409A Award was granted, or (ii) the term specified in the 409A Award agreement.
      8.3 No Acceleration. A 409A Award may not be accelerated or exercised prior to the time specified in Section 8 hereof, except in the case of one of the following events:

(a) Domestic Relations Order. The 409A Award may permit the acceleration of the exercise or distribution time or schedule to an individual other than the Participant as may be necessary to comply with the terms of a domestic relations order (as defined in Section 414(p)(1)(B) of the Code).

(b) Conflicts of Interest. The 409A Award may permit the acceleration of the exercise or distribution time or schedule as may be necessary to comply with the terms of a certificate of divestiture (as defined in Section 1043(b)(2) of the Code).

(c) Change in Control Event. The Administrator may exercise the discretionary right to accelerate the vesting of such 409A Award upon a Change in Control Event or to terminate the Plan or any 409A Award granted thereunder within 12 months of the Change in Control Event and cancel the 409A Award for compensation. In addition, the Administrator may exercise the discretionary right to accelerate the vesting of such 409A Award provided that such acceleration does not change the time or schedule of payment of such Award and otherwise satisfies the requirements of this Section 8 and the requirements of Section 409A of the Code.
      8.4 Definitions. Solely for purposes of this Section 8 and not for other purposes of the Plan, the following terms shall be defined as set forth below:

(a) “Change in Control Event” means the occurrence of a change in the ownership of the Company, a change in effective control of the Company, or a change in the ownership of a substantial portion of the assets of the Company (as defined in Proposed Regulations Section 1.409A-3(g)(5) and any subsequent guidance interpreting Code Section 409A). For example, a Change in Control Event will occur if:

(i) a person or more than one person acting as a group:

(A) acquires ownership of stock that brings such person’s or group’s total ownership in excess of 50% of the outstanding stock of the Company; or

(B) acquires ownership of 35% or more of the total voting power of the Company within a 12 month period; or

(ii) acquires ownership of assets from the Company equal to 40% or more of the total value of the Company within a 12 month period.

(b) “Disabled” means a Participant (i) is unable to engage in any substantial gainful activity by reason of any medically determinable physical or mental impairment that can be expected to result in death or can be expected to last for a continuous period of not less than 12 months, or (ii) is, by reason of any medically determinable physical or mental impairment that can be expected to result in death or can be expected to last for a continuous period of not less than 12 months, receiving income replacement benefits for a period of not less than three months under an accident and health plan covering Employees.

(c) “Unforeseeable Emergency” means a severe financial hardship to the Participant resulting from an illness or accident of the Participant, the Participant’s spouse, or a dependent (as defined in Section 152(a) of the Code) of the Participant, loss of the Participant’s property due to casualty, or similar extraordinary and unforeseeable circumstances arising as a result of events beyond the control of the Participant.

9.	COVENANTS OF THE COMPANY.
      9.1 Availability of Shares. During the terms of the Awards, the Company shall keep available at all times the number of shares of Common Stock required to satisfy such Awards.
      9.2 Securities Law Compliance. Each Award Agreement shall be subject to the condition, whether or not expressly stated therein, that no shares of Common Stock shall be issued or sold thereunder unless and until (a) any then applicable requirements of state and federal laws and regulatory agencies shall have been fully complied with to the satisfaction of the Company and its counsel and (b) if required to do so by the Company, the Participant shall have executed and delivered to the Company a letter of investment intent in such form and containing such provisions as the Administrator may require. The Company shall use reasonable efforts to seek to obtain from each regulatory commission or agency having jurisdiction over the Plan such authority as may be required to grant Awards and to issue and sell shares of Common Stock pursuant to the Awards; provided, however, that this undertaking shall not require the Company to register under the Securities Act the Plan, any Award or any Common Stock issued or issuable pursuant to any such Award. If, after reasonable efforts, the Company is unable to obtain from any such regulatory commission or agency the authority that counsel for the Company deems necessary for the lawful issuance and sale of Common Stock under the Plan, the Company shall be relieved from any liability for failure to issue and sell Common Stock pursuant to Awards unless and until such authority is obtained.

10.	USE OF PROCEEDS FROM SALE OF STOCK.
      Proceeds from the sale of Common Stock pursuant to Awards shall constitute general funds of the Company.

11.	MISCELLANEOUS.
      11.1 Acceleration of Exercisability and Vesting. The Administrator shall have the power to accelerate the time at which an Award may first be exercised or the time during which an Award or any part thereof will vest in accordance with the Plan, notwithstanding the provisions in the Award stating the time at which it may first be exercised or the time during which it will vest.
      11.2 Shareholder Rights. No Participant shall be deemed to be the holder of, or to have any of the rights of a holder with respect to, any shares of Common Stock subject to such Award unless and until such Participant has satisfied all requirements for exercise of the Award pursuant to its terms and no adjustment shall be made for dividends (ordinary or extraordinary, whether in cash, securities or other property) or distributions of other rights for which the record date is prior to the date such Common Stock certificate is issued, except as provided in Section 12.1 hereof.
      11.3 No Employment or Other Service Rights. Nothing in the Plan or any instrument executed or Award granted pursuant thereto shall confer upon any Participant any right to continue to serve the Company or an Affiliate in the capacity in effect at the time the Award was granted or shall affect the right of the Company or an Affiliate to terminate (a) the employment of an Employee with or without notice and with or without Cause, (b) the service of a Consultant pursuant to the terms of such Consultant’s agreement with the Company or an Affiliate or (c) the service of a Director pursuant to the Bylaws of the Company or an Affiliate, and any applicable provisions of the corporate law of the state in which the Company or the Affiliate is incorporated, as the case may be.
      11.4 Transfer, Approved Leave of Absence. For purposes of the Plan, no termination of employment by an Employee shall be deemed to result from either (a) a transfer to the employment of the Company from an

Affiliate or from the Company to an Affiliate, or from one Affiliate to another; or (b) an approved leave of absence for military service or sickness, or for any other purpose approved by the Company, if the Employee’s right to re-employment is guaranteed either by a statute or by contract or under the policy pursuant to which the leave of absence was granted or if the Administrator otherwise so provides in writing.
      11.5 Investment Assurances. The Company may require a Participant, as a condition of exercising or acquiring Common Stock under any Award, (a) to give written assurances satisfactory to the Company as to the Participant’s knowledge and experience in financial and business matters and/or to employ a purchaser representative reasonably satisfactory to the Company who is knowledgeable and experienced in financial and business matters and that he or she is capable of evaluating, alone or together with the purchaser representative, the merits and risks of exercising the Award; and (b) to give written assurances satisfactory to the Company stating that the Participant is acquiring Common Stock subject to the Award for the Participant’s own account and not with any present intention of selling or otherwise distributing the Common Stock. The foregoing requirements, and any assurances given pursuant to such requirements, shall be inoperative if (i) the issuance of the shares of Common Stock upon the exercise or acquisition of Common Stock under the Award has been registered under a then currently effective registration statement under the Securities Act or (ii) as to any particular requirement, a determination is made by counsel for the Company that such requirement need not be met in the circumstances under the then applicable securities laws. The Company may, upon advice of counsel to the Company, place legends on stock certificates issued under the Plan as such counsel deems necessary or appropriate in order to comply with applicable securities laws, including, but not limited to, legends restricting the transfer of the Common Stock.
      11.6 Withholding Obligations. Each Participant must satisfy all federal, state and local tax withholding obligations relating to the exercise or acquisition of Common Stock under an Award. To the extent permitted by the terms of an Award Agreement or by the Administrator, in its discretion, the Participant may satisfy federal, state or local tax withholding obligations relating to the exercise or acquisition of Common Stock under an Award by any of the following means (in addition to the Company’s right to withhold from any compensation paid to the Participant by the Company) or by a combination of such means: (a) tendering a cash payment; (b) authorizing the Company to withhold shares of Common Stock from the shares of Common Stock otherwise issuable to the Participant as a result of the exercise or acquisition of Common Stock under the Award, provided, however, that no shares of Common Stock are withheld with a value exceeding the minimum amount of tax required to be withheld by law; (c) delivering to the Company previously owned and unencumbered shares of Common Stock of the Company or (d) by execution of a recourse promissory note by a Participant who is not a Director or executive officer. Unless otherwise specified in an Award Agreement, payment of the tax withholding by a Participant who is an officer, director or other “insider” subject to Section 16(b) of the Exchange Act by delivering previously owned and unencumbered shares of Common Stock of the Company or in the form of share withholding is subject to pre-approval by the Administrator, in its sole discretion. Any such pre-approval shall be documented in a manner that complies with the specificity requirements of Rule 16b-3, including the name of the Participant involved in the transaction, the nature of the transaction, the number of shares to be acquired or disposed of by the Participant and the material terms of the Options involved in the transaction.

12.	ADJUSTMENTS UPON CHANGES IN STOCK.
      12.1 Capitalization Adjustments. If any change is made in the Common Stock subject to the Plan, or subject to any Award, without the receipt of consideration by the Company (through merger, consolidation, reorganization, recapitalization, reincorporation, stock dividend, dividend in property other than cash, stock split, liquidating dividend, combination of shares, exchange of shares, change in corporate structure or other transaction not involving the receipt of consideration by the Company), then (a) the aggregate number of shares of Common Stock or class of shares that may be purchased pursuant to Awards granted hereunder; (b) the aggregate number of shares of Common Stock or class of shares that may be purchased pursuant to Incentive Stock Options granted hereunder; (c) the aggregate number of shares of Common Stock or class of shares that may be issued pursuant to Restricted Awards granted hereunder; (d) the number and/or class of shares of Common Stock covered by outstanding Options and Awards; (e) the maximum number of shares of

Common Stock with respect to which Awards may be granted to any single Optionholder during any calendar year; and (f) the exercise price of any Award in effect prior to such change shall be proportionately adjusted by the Administrator to reflect any increase or decrease in the number of issued shares of Common Stock or change in the Fair Market Value of such Common Stock resulting from such transaction; provided, however, that any fractional shares resulting from the adjustment shall be eliminated. The Administrator shall make such adjustments, and its determination shall be final, binding and conclusive. The conversion of any securities of the Company that are by their terms convertible shall not be treated as a transaction “without receipt of consideration” by the Company.
      12.2 Dissolution or Liquidation. In the event of a dissolution or liquidation of the Company, then all outstanding Awards shall terminate immediately prior to such event.
      12.3 Change in Control — Asset Sale, Merger, Consolidation or Reverse Merger.

(a) In the event of a Change in Control or any other corporate separation or division (including, but not limited to, a split-up, a split-off or a spin-off), merger or consolidation in which the Company is not the Surviving Entity, or a reverse merger in which the Company is the Surviving Entity, but the shares of Common Stock outstanding immediately preceding the merger are converted by virtue of the merger into other property, whether in the form of securities, cash or otherwise, then the Company, to the extent permitted by applicable law, but otherwise in the sole discretion of the Administrator may provide for: (i) the continuation of outstanding Awards by the Company (if the Company is the Surviving Entity); (ii) the assumption of the Plan and such outstanding Awards by the Surviving Entity or its parent; (iii) the substitution by the Surviving Entity or its parent of Awards with substantially the same terms (including an award to acquire the same consideration paid to the shareholders in the transaction described in this Section 12.3) for such outstanding Awards and, if appropriate, subject to the equitable adjustment provisions of Section 12.1 hereof (Awards continued, assumed or granted in substitution for outstanding Awards under any of the preceding clauses (i) through (iii) will be referred to as “Continuing Awards”); (iv) the cancellation of such outstanding Awards in consideration for a payment equal in value to the fair market value of vested Awards, or in the case of an Option, the difference between the Fair Market Value and the exercise price for all shares of Common Stock subject to exercise (i.e., to the extent vested) under any outstanding Option; or (v) the cancellation of such outstanding Awards without payment of any consideration. If vested Awards will be canceled without consideration, the Participant shall have the right, exercisable during the 10-day period ending on the fifth day prior to such Change in Control, other corporate separation or division, merger or consolidation or 10 days after the Administrator provides the Award holder a notice of cancellation, whichever is later, to exercise such Awards in whole or in part without regard to any installment exercise provisions in the Award Agreement.

(b) If there are one or more Continuing Awards following a Change in Control, and the Continuous Service of a Participant holding one or more Continuing Awards is terminated without Cause within a period of one (1) year following the consummation of the Change in Control, or if the Participant voluntarily terminates his or her Continuous Service for Good Reason during such period, then (i) the vesting and exercisability of all outstanding Options held by the Participant shall accelerate in full; (ii) the end of the Restricted Period for all outstanding Restricted Awards held by the Participant shall accelerate, and all restrictions and conditions of the Restricted Awards shall lapse or be deemed satisfied, as the case may be; (iii) the vesting of all outstanding Performance Awards held by the Participant shall accelerate in full; and (iv) all outstanding Stock Appreciation Rights held by the Participant shall become exercisable in full.

13.	AMENDMENT OF THE PLAN AND AWARDS.
      13.1 Amendment of Plan. The Board at any time, and from time to time, may amend or terminate the Plan. However, except as provided in Section 12.1, no amendment shall be effective unless approved by the shareholders of the Company to the extent shareholder approval is necessary to satisfy any applicable law or any Nasdaq or securities exchange listing requirements. At the time of such amendment, the Board shall determine, upon advice from counsel, whether such amendment will be contingent on shareholder approval.

      13.2 Shareholder Approval. The Board may, in its sole discretion, submit any other amendment to the Plan for shareholder approval, including, but not limited to, amendments to the Plan intended to satisfy the requirements of Section 162(m) of the Code and the regulations thereunder regarding the exclusion of performance-based compensation from the limit on corporate deductibility of compensation paid to certain executive officers.
      13.3 Contemplated Amendments. It is expressly contemplated that the Board may amend the Plan in any respect the Board deems necessary or advisable to provide eligible Employees with the maximum benefits provided or to be provided under the provisions of the Code and the regulations promulgated thereunder relating to Incentive Stock Options or to the nonqualified deferred compensation provisions of Section 409A of the Code and/or to bring the Plan and/or Awards granted under it into compliance therewith.
      13.4 No Impairment of Rights. Rights under any Award granted before amendment of the Plan shall not be impaired by any amendment of the Plan unless (a) the Company requests the consent of the Participant and (b) the Participant consents in writing. However, an amendment of the Plan that results in a cancellation of an Award where the Participant receives a payment equal in value to the fair market value of the vested Award or, in the case of an Option, the difference between the Fair Market Value and the exercise price for all shares of Common Stock subject to the Option, shall not be an impairment of the Participant’s rights that requires consent of the Participant.
      13.5 Amendment of Awards. The Administrator at any time, and from time to time, may amend the terms of any one or more Awards; provided, however, that (a) if any such amendment impairs a Participant’s rights or increases a Participant’s obligations under his or her Award or creates or increases a Participant’s federal income tax liability with respect to an Award, such amendment shall also be subject to the Participant’s consent (provided, however, a cancellation of an Award where the Participant receives a payment equal in value to the fair market value of the vested Award or, in the case of vested Options, the difference between the Fair Market Value of the Common Stock subject to an Option and the exercise price, shall not constitute an impairment of the Participant’s rights that requires consent); and (b) except for adjustments made pursuant to Section 12, no such amendment shall, unless approved by the shareholders of the Company (i) reduce the exercise price of any outstanding Option, or (ii) cancel or amend any outstanding Option for the purpose of repricing, replacing or regranting such Option with an exercise price that is less than the original exercise price thereof (as adjusted pursuant to Section 12). An amendment to the Plan described in the last sentence of Section 13.4 shall not be an impairment of the Participant’s rights under the Participant’s Award that requires consent of the Participant.

14.	GENERAL PROVISIONS.
      14.1 Other Compensation Arrangements. Nothing contained in this Plan shall prevent the Board from adopting other or additional compensation arrangements, subject to shareholder approval if such approval is required; and such arrangements may be either generally applicable or applicable only in specific cases.
      14.2 Recapitalizations. Each Award Agreement shall contain provisions required to reflect the provisions of Section 12.1.
      14.3 Delivery. Upon exercise of a right granted under this Plan, the Company shall issue Common Stock or pay any amounts due within a reasonable period of time thereafter. Subject to any statutory or regulatory obligations the Company may otherwise have, for purposes of this Plan, 30 days shall be considered a reasonable period of time.
      14.4 Other Provisions. The Award Agreements authorized under the Plan may contain such other provisions not inconsistent with this Plan, including, without limitation, restrictions upon the exercise of the Awards, as the Administrator may deem advisable.
      14.5 Disqualifying Dispositions. Any Participant who shall make a “disposition” (as defined in Section 424 of the Code) of all or any portion of shares of Common Stock acquired upon exercise of an Incentive Stock Option within two years from the Date of Grant of such Incentive Stock Option or within one year after the issuance of the shares of Common Stock acquired upon exercise of such Incentive Stock Option shall be required to immediately advise the Company in writing as to the occurrence of the sale and the price realized upon the sale of such shares of Common Stock.

15.	MARKET STAND-OFF.
      Each Award Agreement shall be subject to the condition, whether or not expressly stated therein, that, in connection with any underwritten public offering by the Company of its equity securities pursuant to an effective registration statement filed under the Securities Act, the Participant shall agree not to sell, make any short sale of, loan, hypothecate, pledge, grant any option for the repurchase of, transfer the economic consequences of ownership or otherwise dispose or transfer for value or otherwise agree to engage in any of the foregoing transactions with respect to any Common Stock without the prior written consent of the Company or its underwriters, for such period of time from and after the effective date of such registration statement as may be requested by the Company or such underwriters (the “Market Stand-Off”). In order to enforce the Market Stand-Off, the Company may impose stop-transfer instructions with respect to the shares of Common Stock acquired under this Plan until the end of the applicable stand-off period. If there is any change in the number of outstanding shares of Common Stock by reason of a stock split, reverse stock split, stock dividend, recapitalization, combination, reclassification, dissolution or liquidation of the Company, any corporate separation or division (including, but not limited to, a split-up, a split-off or a spin-off), a merger or consolidation; a reverse merger or similar transaction, then any new, substituted or additional securities that are by reason of such transaction distributed with respect to any shares of Common Stock subject to the Market Stand-Off, or into which such shares of Common Stock thereby become convertible, shall immediately be subject to the Market Stand-Off.

16.	EFFECTIVE DATE OF PLAN.
      The Plan shall become effective as of the Effective Date. However, except in the case of an Inducement Award, no Award may be granted under the terms of the Plan unless and until the Plan has been approved by the shareholders of the Company, which approval shall be within 12 months after the Effective Date. If the shareholders fail to approve the Plan within 12 months after the Effective Date, no additional Awards, including Inducement Awards, shall be made thereafter under the Plan.

17.	TERMINATION OR SUSPENSION OF THE PLAN.
      The Plan shall terminate automatically on the day before the 10th anniversary of the Effective Date. No Award shall be granted pursuant to the Plan after such date, but Awards theretofore granted may extend beyond that date. The Board may suspend or terminate the Plan at any earlier date pursuant to Section 13.1 hereof. No Awards may be granted under the Plan while the Plan is suspended or after it is terminated.

18.	CHOICE OF LAW.
      The law of the State of Washington shall govern all questions concerning the construction, validity and interpretation of this Plan, without regard to such state’s conflict of law rules.

19.	EXECUTION.
      To record the adoption of the Plan by the Board, the Company has caused its authorized officer to execute the Plan as of the date specified below.
      IN WITNESS WHEREOF, upon authorization of the Board of Directors, the undersigned has caused the Red Lion Hotels Corporation 2006 Stock Incentive Plan to be executed effective as of Effective Date.

RED LION HOTELS CORPORATION

By	/s/ Arthur M. Coffey

Arthur M. Coffey
President and Chief Executive Officer

ANNUAL MEETING OF SHAREHOLDERS OF
RED LION HOTELS CORPORATION
May 18, 2006
Please date, sign and mail
your proxy card in the
envelope provided as soon
as possible.
ê Please detach along perforated line and mail in the envelope provided. ê
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PLEASE SIGN, DATE AND RETURN PROMPTLY IN THE ENCLOSED ENVELOPE. PLEASE MARK YOUR VOTE IN BLUE OR BLACK INK AS SHOWN HERE ☒

						FOR	AGAINST	ABSTAIN
1.	Election of Directors:			2.	Ratification of appointment of BDO Seidman, LLP, as independent registered public accounting firm for 2006	☐	☐	☐

☐		NOMINEES:
	FOR ALL NOMINEES	¡ Peter F. Stanton
		¡ Ryland P. “Skip” Davis		3.	Approval of 2006 Stock Incentive Plan.	☐	☐	☐
☐	WITHHOLD AUTHORITY FOR ALL NOMINEES

THIS PROXY WHEN PROPERLY EXECUTED WILL BE VOTED IN THE MANNER DIRECTED HEREIN. EXCEPT AS OTHERWISE DIRECTED, THIS PROXY WILL BE VOTED FOR THE ELECTION OF ALL DIRECTORS LISTED IN PROPOSAL 1 AND FOR PROPOSALS 2 AND 3, AND IT WILL BE VOTED IN THE DISCRETION OF THE PROXIES ON ALL OTHER MATTERS THAT MAY PROPERLY COME BEFORE THE MEETING.

☐	FOR ALL EXCEPT (See Instructions below)

The Board of Directors recommends a vote FOR ALL NOMINEES listed in Proposal 1 and FOR Proposals 2 and 3.

TO INCLUDE ANY COMMENTS, USE THE COMMENTS BOX ON THE REVERSE SIDE HEREOF.
INSTRUCTION:   To withhold authority to vote for any individual nominee(s), mark “FOR ALL EXCEPT” and fill in the circle next to each nominee for which you wish to withhold authority to vote, as shown here: ●

To change the address on your account, please check the box at right and indicate your new address in the address space above. Please note that changes to the registered name(s) on the account may not be submitted via this method.

☐

Signature of Shareholder	Date:	Signature of Shareholder	Date:

Note:
Please sign exactly as your name or names appear on this Proxy. When shares are held jointly, each holder should sign. When signing as executor, administrator, attorney, trustee or guardian, please give full title as such. If the signer is a corporation, please sign full corporate name by duly authorized officer, giving full title as such. If signer is a partnership, please sign in partnership name by authorized person.

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PROXY FOR THE ANNUAL MEETING OF SHAREHOLDERS OF
RED LION HOTELS CORPORATION
THIS PROXY SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS
The undersigned hereby constitutes and appoints Thomas L. McKeirnan and Anupam Narayan, and each of them, the undersigned’s true and lawful agents and proxies with full power of substitution in each, to represent and to vote, in such manner as in their discretion shall be deemed appropriate to carry out the authority as designated on the reverse side, all shares of Common Stock of Red Lion Hotels Corporation that the undersigned would be entitled to vote if present in person at the Annual Meeting of Shareholders of Red Lion Hotels Corporation to be held on May 18, 2006, at 9:00 a.m. local time at the Red Lion River Inn, 700 N. Division, Spokane, Washington and at any adjournments thereof, on all matters, that may come before the meeting, including matters incident to the conduct of the meeting and any shareholder proposal omitted from the proxy statement and this proxy pursuant to the rules of the Securities and Exchange Commission.
You are encouraged to specify your choices by marking the appropriate boxes, SEE REVERSE SIDE, but you need not mark any boxes if you wish to vote in accordance with the Board of Directors’ recommendations.
(Continued and to be signed on reverse side)
COMMENTS:

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